UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

    Investment Company Act file number: 811-05742

    Name of Fund: BlackRock Funds

BlackRock Alternative Capital Strategies Fund

BlackRock Emerging Markets Equity Strategies Fund

iShares Short-Term TIPS Index Fund

    Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

    Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

    Registrant’s telephone number, including area code: (800) 441-7762

    Date of fiscal year end: 12/31/2017

    Date of reporting period: 12/31/2017

Item 1 – Report to Stockholders

DECEMBER 31, 2017

ANNUAL REPORT

BlackRock FundsSM

➢	BlackRock Alternative Capital Strategies Fund
➢	BlackRock Emerging Markets Equity Strategies Fund
➢	iShares Short-Term TIPS Bond Index Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended December 31, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. The equity market advanced, month after month, despite geopolitical uncertainty and relatively high valuations, while bond returns were constrained by higher interest rates.

Rising interest rates worked against high-quality assets with more interest rate sensitivity. Consequently, longer-term U.S. Treasuries posted modest returns, as rising energy prices, modest wage increases, and steady job growth led to expectations of higher inflation and interest rate increases by the U.S. Federal Reserve (the “Fed”).

The market’s performance reflected reflationary expectations early in the reporting period, as investors began to sense that a global recovery was afoot. Thereafter, many countries throughout the world experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing short-term interest rates three times and setting expectations for additional interest rate increases. The Fed also began reducing the vast balance sheet reserves that had accumulated in the wake of the financial crisis. In October 2017, the Fed reduced its $4.5 trillion balance sheet by only $10 billion, while setting expectations for additional modest reductions and rate hikes in 2018.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) both continued to expand their balance sheets despite nascent signs of sustained economic growth. The Eurozone and Japan are both approaching the limits of central banks’ ownership share of national debt, which is a structural pressure point that limits their capacity to deliver additional monetary stimulus. In October 2017, the ECB announced plans to cut the amount of its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus until the inflation rate rises to its target of 2%.

Emerging market growth also stabilized, as accelerating growth in China, the second largest economy in the world and the most influential of all developing economies, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment flows.

While escalating tensions between the United States and North Korea and our nation’s divided politics are concerning, benign credit conditions, modest inflation, solid corporate earnings, and the positive outlook for growth in the world’s largest economies have kept markets relatively tranquil.

Rising consumer confidence and improving business sentiment are driving momentum for the U.S. economy. If the Fed maintains a measured pace of stimulus reduction, to the extent that inflation rises, it’s likely to be accompanied by rising real growth and higher wages. That could lead to a favorable combination of moderately higher inflation, steadily rising interest rates, and improving growth in 2018.

Further fueling optimism, Congress passed a sweeping tax reform bill in December 2017. The U.S. tax overhaul is likely to accentuate the reflationary themes already in place, including faster growth and rising interest rates. Changing the corporate tax rate to a flat 21% will create many winners and losers among high-and-low tax companies, while the windfall from lower taxes could boost business and consumer spending.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	11.42%	21.83%
U.S. small cap equities (Russell 2000® Index)	9.20	14.65
International equities (MSCI Europe, Australasia, Far East Index)	9.86	25.03
Emerging market equities (MSCI Emerging Markets Index)	15.92	37.28
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.55	0.86
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(0.01)	2.07
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.24	3.54
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.64	4.95
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.46	7.50
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of December 31, 2017	BlackRock Alternative Capital Strategies Fund

Investment Objective

BlackRock Alternative Capital Strategies Fund’s (the “Fund”) investment objective is to seek total return comprised of current income and capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2017, the Fund outperformed both of its benchmarks, the Bloomberg Barclays U.S. Aggregate Bond Index and the ICE BofAML 3-Month U.S. Treasury Bill Index.

Fund Strategies:

Core allocation across fixed-income and equity markets to balance interest rate and credit exposures. Strategies in the core portfolio may include mortgages, duration and curve, investment grade corporates, emerging markets, securitized credit, dividend equities and high yield.

Long/short alpha strategies seek equity securities and equity derivatives, primarily total return swaps, within a global opportunity set. These strategies seek to identify opportunities through a systematic approach by evaluating predicted returns relative to risk for each security. These strategies seek to provide an uncorrelated source of defensive returns.

Long/short macro strategies seek to capture returns through tactical trades to fixed income and equity markets. These strategies seek to tactically allocate and time directional exposures across several asset classes, such as credit default swaps, U.S. Treasures, U.K. Gilts and index futures.

What factors influenced performance?

The defensive long/short alpha strategy and the asset allocation strategies were the leading contributors to the Fund’s performance for the period. The defensive long/short alpha strategy experienced strong security selection across multiple sectors, in particular retailers within consumer cyclicals. Cross-asset sentiment and credit-informed relative value signals supported these positions. The asset allocation strategies benefited from tactical allocations to dividend equities, as well as to securitized sectors, investment grade corporates and high yield corporates as credit spreads continued to tighten. Macro strategies also contributed positively.

There were no material detractors for the 12-month period as each of the Fund’s strategy groups contributed positively.

The Fund held derivatives during the period as a part of its investment strategy. Derivatives are used by the portfolio management team as a means to manage risk and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Fund. Stand-alone performance impact from derivatives used to hedge can be taken out of context, and may not necessarily portray the total performance impact of the affected position. The use of U.S. Treasury futures, currency forwards, options and swaps had a positive impact on performance for the period.

Describe recent portfolio activity.

The Fund applied its systematic investment approach, which combines asset allocation, defensive long/short alpha and macro strategies across diversified asset classes. The Fund seeks to provide diversified alpha sources for balanced, consistent returns over time through various market conditions.

The defensive long/short alpha strategy assumed long equity positions in restaurants, apparel and department stores, while shorting jewelry stores within the retail sector, driven by credit-informed relative valuation and cross-asset sentiment signals. Asset allocation strategies slightly increased their high yield corporate versus dividend equity allocation, while reducing agency mortgage-backed security and investment grade corporate exposures.

Describe portfolio positioning at period end.

At the end of the period, the Fund had approximately 40% of assets allocated to corporate credit. The next most significant allocations were to agency mortgage-backed securities and securitized credit.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017 (continued)	BlackRock Alternative Capital Strategies Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)	The Fund invests in a range of global asset classes, with a focus on fixed and floating rate debt securities and equity securities.
(c)	ICE BofAML 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks 3-month U.S. Treasury securities. Bloomberg Barclays U.S. Aggregate Bond Index is a widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.
(d)	Commencement of operations.

Performance Summary for the Period Ended December 31, 2017

		Average Annual Total Returns (a)
		1 Year		Since Inception (b)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	5.44%	10.00%	N/A	4.56%	N/A
Investor A	5.34	9.83	5.43%	4.33	2.72%
Investor C	4.92	8.97	7.97	3.50	3.50
ICE BofAML 3-Month U.S. Treasury Bill Index	0.55	0.86	N/A	0.47	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	1.24	3.54	N/A	2.45	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 13 for a detailed description of share classes, including any related sales charges and fees.
(b)	The Fund commenced operations on May 19, 2015.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (a)	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,054.40	$4.92	$1,000.00	$1,020.42	$4.84	0.95%
Investor A	1,000.00	1,053.40	6.21	1,000.00	1,019.16	6.11	1.20
Investor C	1,000.00	1,049.20	10.07	1,000.00	1,015.38	9.91	1.95

(a)	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365.
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on Page 13 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of December 31, 2017	BlackRock Alternative Capital Strategies Fund

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
Corporate Bonds	40%
U.S. Government Sponsored Agency Securities	39
Asset-Backed Securities	19
Common Stocks	11
Non-Agency Mortgage-Backed Securities	1
Short-Term Securities	3
TBA Sale Commitments	(2)
Liabilities in Excess of Other Assets	(11)

(a)	Does not include underlying investment in total return swaps.

INDUSTRY

	Percentage of Total Investments (b)
Industry	Long	Short	Total
Oil, Gas & Consumable Fuels	4%	3%	7%
Diversified Financial Services	3	—	3
Insurance	2	1	3
Hotels, Restaurants & Leisure	2	1	3
Food Products	2	1	3
Media	2	1	3
Health Care Providers & Services	2	1	3
Aerospace & Defense	1	1	2
Metals & Mining	2	—	2
Electric Utilities	2	—	2
Pharmaceuticals	1	1	2
Chemicals	1	1	2
Real Estate Investment Trusts (REITs)	1	1	2
Health Care Equipment & Supplies	1	1	2
Multi-Utilities	1	1	2
Specialty Retail	1	1	2
Consumer Finance	1	—	1
Semiconductors & Semiconductor Equipment	1	1	2
Household Products	1	—	1
Other(c)	44	9	53

	75%	25%	100%

(b)	Total investments include the gross notional values of long and short positions of the underlying derivative contracts utilized by the Fund and exclude short-term securities and TBA sale commitments.
(c)	Consist of Asset-Backed Securities (8%), Non-Agency Mortgaged-Backed Securities (1%) and U.S. Government Sponsored Agency Obligations (18%) with the remainder consisting of other industries held that were each 2% of investments (17% long and 9% short).

6	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017	BlackRock Emerging Markets Equity Strategies Fund

Investment Objective

BlackRock Emerging Markets Equity Strategies Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2017, the Fund underperformed its benchmark, the MSCI Emerging Markets Index.

What factors influenced performance?

The Fund’s positioning within China was the largest detractor from relative performance during the period. An extremely underweight position in information technology (“IT”) led to the Fund failing to capture strong performance from the Chinese stocks in the sector. Stock selection in South Korea also weighed on performance, and the Fund’s overweight in Indonesia detracted due to that market’s underperforming relative to the broader asset class.

The largest individual detractor from performance during the period was the Fund’s lack of a position in Chinese internet leader Tencent Holdings Ltd. The lack of a position in Korean IT conglomerate Samsung Electronics Co. within the Fund also weighed on returns. Both Tencent and Samsung had significant share-price gains during the period.

Stock selection within Taiwan was the largest positive contributor to relative performance, driven by strength in IT hardware companies that investors speculated would benefit from upgrades associated with the new product cycle, especially the iPhone X. The Fund’s overweight position in South Africa added to performance due to strength in the South African rand and shifting political dynamics. India remained a top contributor after the market there rebounded from demonetization shocks early in the year, supported more recently by pro-growth reforms like the government’s state bank recapitalization plan.

Leading individual contributors to the Fund’s performance included Turkish Airlines, Inc., Indian conglomerate Reliance Industries Ltd., and South African insurance company Sanlam Ltd.

As part of its investment strategy, the Fund uses derivatives to achieve exposure to a market or to manage market and/or equity risks. As of the end of the period, the Fund had approximately 33% of assets invested in futures contracts for difference for its synthetic long and synthetic short positions, which detracted from performance.

The Fund’s cash exposure had no material impact on performance as it was principally a function of trading down physical positions over the period.

Describe recent portfolio activity.

The Fund’s most notable activity during the period was its reduction in exposure to Brazil to a neutral weighting. This reduction involved the Fund’s exit from all banking and capital markets positions, including long-standing positions in diversified bank Itau Unibanco Holding SA and stock exchange operator B3 SA, formerly known as BM&F Bovespa.

The Fund also added exposure to South Africa on more favorable political and currency dynamics, initiating positions in Sanlam Ltd., chemicals company Sasol Ltd., financial services provider FirstRand Ltd., and food retailer Shoprite Holdings Ltd.

More recently, the Fund introduced Qatar into the portfolio in the belief that investors have already taken much of the geopolitical headline risk concerning Saudi Arabia into account. The Qatar economy has shown signs of improvement, and discrepancies between onshore and offshore exchange rates appear to have resolved themselves.

Describe portfolio positioning at period end.

The Fund remains positive on companies and countries with exposure to a cyclical recovery in emerging markets. Cyclical sectors should continue to benefit from a global recovery and extremely attractive valuations.

Relative to the MSCI Emerging Markets Index, the Fund ended the period overweight in South Africa and underweight in China. In terms of sectors, the Fund was most overweight in materials and most underweight in IT.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	7

Fund Summary as of December 31, 2017 (continued)	BlackRock Emerging Markets Equity Strategies Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)	Under normal conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity instruments and related derivative instruments issued by companies in, or tied economically to, emerging markets.
(c)	MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 24 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.
(d)	Commencement of operations.

Performance Summary for the Period Ended December 31, 2017

		Average Annual Total Returns (a)
		1 Year		Since Inception (b)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	9.89%	33.72%	N/A	30.62%	N/A
Investor A	9.73	33.30	26.30%	30.25	26.48%
Investor C	9.34	32.29	31.29	29.28	29.28
Class K	9.91	33.73	N/A	30.64	N/A
MSCI Emerging Markets Index	15.92	37.28	N/A	30.76	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 13 for a detailed description of share classes, including any related sales charges and fees.
(b)	The Fund commenced operations on February 29, 2016.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (a)	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,098.90	$6.72	$1,000.00	$1,018.80	$6.46	1.27%
Investor A	1,000.00	1,097.30	8.25	1,000.00	1,017.34	7.93	1.55
Investor C	1,000.00	1,093.40	12.14	1,000.00	1,013.61	11.67	2.30
Class K	1,000.00	1,099.10	6.61	1,000.00	1,018.90	6.36	1.25

(a)	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365.
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on Page 13 for further information on how expenses were calculated.

8	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017 (continued)	BlackRock Emerging Markets Equity Strategies Fund

Portfolio Information

GEOGRAPHICAL ALLOCATION

	Percent of Total Investments (a)
Country	Long	Short	Total
China	14%	4%	18%
South Korea	10	1	11
South Africa	8	0	8
Brazil	6	1	7
Thailand	5	1	6
India	6	0	6
Turkey	2	3	5
Russia	5	0	5
Hong Kong	4	0	4
Indonesia	4	0	4
United Arab Emirates	3	1	4
Qatar	3	0	3
Mexico	3	0	3
Philippines	0	3	3
Taiwan	3	0	3
United Kingdom	0	2	0
Greece	2	0	2
Poland	0	2	2
Columbia	1	0	1
Austria	1	0	1
France	0	1	1
Hungary	0	1	1

	80%	20%	100%

(a)	Total investments include the gross notional values of long and short positions of the underlying derivative contracts utilized by the Fund and exclude short-term securities.

INDUSTRY

	Percentage of Total investments (a)
Industry	Long	Short	Total
Banks	15%	6%	21%
Oil, Gas & Consumable Fuels	12	2	14
Insurance	4	4	8
Automobiles	5	1	6
Real Estate Management & Development	3	3	6
Metals & Mining	5	—	5
Airlines	3	1	4
Household Durables	4	—	4
Independent Power and Renewable Electricity Producers	4	—	4
Construction Materials	4	—	4
Semiconductors & Semiconductor Equipment	4	—	4
Wireless Telecommunication Services	3	—	3
Industrial Conglomerates	2	—	2
Food & Staples Retailing	2	—	2
Textiles, Apparel & Luxury Goods	1	1	2
Specialty Retail	2	—	2
Chemicals	2	—	2
Other(b)	6	1	7

	81%	19%	100%

(b)	Consists of other industries held that were each less than 2% of total investments (6% long and 1% short).

PORTFOLIO INFORMATION	9

Fund Summary as of December 31, 2017	iShares Short-Term TIPS Bond Index Fund

Investment Objective

iShares Short-Term TIPS Bond Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of U.S. 0-5 Year Treasury Inflation-Protected Securities. On February 24, 2017, the Board approved a proposal to change the name of BlackRock Short-Term Inflation-Protected Securities Index Fund to iShares Short-Term TIPS Bond Index Fund, which was effective on June 19, 2017.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2017, the Fund’s Institutional, Investor A and Class K Shares returned 0.88%, 0.76% and 0.89% respectively. For the same period, the Fund’s benchmark, the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index, (Series-L) (the “Underlying Index”), returned 0.88%.

Describe the market environment.

Prices for treasury inflation-protected securities (“TIPS”) are influenced by changes in inflation expectations as well as the direction of nominal Treasury yields. The period opened with most signs pointing to a strengthening in inflation. January consumer price index (“CPI”) data surprised to the upside and U.S. employment beat expectations, adding 227,000 jobs in January, the most in four months. Fed Chair Janet Yellen’s semi-annual monetary policy testimony had a hawkish tilt, on balance. Oil prices reached their highest levels since mid-2015, supported by comments that OPEC intended to fully comply with planned supply cuts.

In March, as expected, the Fed announced a 25 basis point (0.25%) increase in short interest rates, and commented that their 2% inflation goal is “not a ceiling”. U.S. inflation data continued to press higher, with headline CPI of 2.7%, supported by energy prices coming off lows, and core CPI remaining firm at 2.2%. Personal consumption expenditure inflation (“PCE”) was also strong, with headline PCE coming in at 2.1% year over year, the first reading above the Fed’s target since April 2012. Core PCE, which excludes food and energy prices and is the Fed’s preferred measure, came in at 1.8%.

Measures of U.S. inflation expectations would trend lower as March drew to a close, as sentiment around the outlook for pro-growth measures waned following the Trump administration’s failure to push a new healthcare bill through the legislature. Inflation expectations would soften through the second quarter of 2017. Breakeven rates, which reflect the difference between nominal and inflation-protected Treasury yields, declined over the quarter, giving back most of the gains TIPS had seen since the U.S. presidential election in November 2016.

After several months of weakness, August’s CPI data beat expectations with headline CPI at 1.9% year-on-year and core CPI at 1.7% year-on-year. Shelter printed the highest reading since October 2005. The Fed’s September 20 Open Market Committee meeting left rates unchanged, while inflation forecasts were revised lower for 2018 Core PCE to only 1.9% year-on-year, returning to 2.0% in 2019. Geopolitical tensions with North Korea helped to keep a lid on U.S. nominal rates.

Over the fourth quarter, shorter-term nominal rates continued to find new highs. As expected, the Fed raised its benchmark interest rate 25 basis points to the 1.25%-1.50% range in December. During the final press conference of Janet Yellen’s tenure, she characterized the persistent low inflation as being largely driven by transitory factors, while acknowledging the prolonged failure of inflation to attain the Fed’s target. November U.S. CPI hovered around 1.7%, with headline CPI coming in at 2.2%.

Describe recent portfolio activity.

During the period, the Fund maintained its objective of seeking to provide investment results that correspond to the total return performance of the Underlying Index by selecting securities in accordance with their relative proportion within the Index. Other factors considered in security selection included transaction costs and maturity.

Describe portfolio positioning at period end.

The Fund remains positioned to attempt to match the risk and return characteristics of the Index, irrespective of the future direction of inflation expectations.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017 (continued)	iShares Short-Term TIPS Bond Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any.
(b)	The Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the Underlying Index. From time to time when conditions warrant, however, the Fund may invest at least 80% of its assets in securities of the Underlying Index. The Fund may invest a portion of the remainder of its assets in securities not included in the Underlying Index, but which BlackRock Advisors, LLC believes will help the Fund track the Underlying Index.
(c)	Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series L) measures the performance of the inflation-protected public obligations of the U.S. Treasury that have a remaining maturity of less than five years.
(d)	Commencement of operations.

Performance Summary for the Period Ended December 31, 2017

		Average Annual Total Returns (a)
		1 Year	Since Inception (b)
	6-Month Total Returns	w/o sales charge	w/o sales charge
Institutional	0.62%	0.88%	1.79%
Investor A	0.50	0.76	1.57
Class K	0.63	0.89	1.82
Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series-L)	0.68	0.88	1.86

(a)	Average annual total returns reflect reductions for distribution and service fees. See “About Fund Performance” on page 13 for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on February 16, 2016.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (a)	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,006.20	$0.46	$1,000.00	$1,024.75	$0.46	0.09%
Investor A	1,000.00	1,005.00	1.82	1,000.00	1,032.39	1.84	0.36
Class K	1,000.00	1,006.30	0.30	1,000.00	1,024.90	0.31	0.06

(a)	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365.
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on Page 13 for further information on how expenses were calculated.

FUND SUMMARY	11

Fund Summary as of December 31, 2017 (continued)	iShares Short-Term TIPS Bond Index Fund

Portfolio Information

ALLOCATION BY MATURITY

Period	Percent of Total Investments (a)
0-1 Year	12%
1-2 Years	18
2-3 Years	21
3-4 Years	27
4-5 Years	22

(a)	Excludes short-term securities.

FIVE LARGEST FUND HOLDINGS

Holding	Percent of Total Investments (a)
U.S. Treasury Inflation Protected Securities, 0.13%, 4/15/19	13%
U.S. Treasury Inflation Protected Securities, 0.13%, 4/15/18	12
U.S. Treasury Inflation Protected Securities, 0.13%, 4/15/21	11
U.S. Treasury Inflation Protected Securities, 0.13%, 4/15/20	11
U.S. Treasury Inflation Protected Securities, 0.63%, 7/15/21	8

12	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% for BlackRock Alternative Capital Strategies Fund and 5.25% for BlackRock Emerging Markets Equity Strategies Fund, as well as a service fee of 0.25% per year (but no distribution fee). With respect to BlackRock Alternative Capital Strategies Fund and BlackRock Emerging Markets Equity Strategies Fund, certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. For iShares Short-Term TIPS Bond Index Fund, Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Investor C Shares (available only in BlackRock Alternative Capital Strategies Fund and BlackRock Emerging Markets Equity Strategies Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Class K Shares (available only in BlackRock Emerging Markets Equity Strategies Fund and iShares Short-Term TIPS Bond Index Fund) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on July 1, 2017 and held through December 31, 2017) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risk, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES	13

Schedule of Investments December 31, 2017	BlackRock Alternative Capital Strategies Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 11.0%

Aerospace & Defense — 0.3%
Lockheed Martin Corp.	224	$71,915

Air Freight & Logistics — 0.1%
C.H. Robinson Worldwide, Inc.	183	16,304

Beverages — 0.5%
Dr. Pepper Snapple Group, Inc.	673	65,321
PepsiCo, Inc.	566	67,875

		133,196
Commercial Services & Supplies — 0.4%
Republic Services, Inc.	684	46,245
Waste Management, Inc.	879	75,858

		122,103
Containers & Packaging — 0.1%
Bemis Co., Inc.	336	16,057

Distributors — 0.2%
Genuine Parts Co.	716	68,027

Diversified Telecommunication Services — 0.4%
AT&T, Inc.	1,503	58,437
Verizon Communications, Inc.	1,012	53,565

		112,002
Electric Utilities — 1.7%
Duke Energy Corp.	722	60,727
Edison International	267	16,885
Eversource Energy	734	46,374
NextEra Energy, Inc.	445	69,505
Pinnacle West Capital Corp.	778	66,270
Portland General Electric Co.	1,379	62,855
PPL Corp.	900	27,855
Southern Co.	329	15,822
Westar Energy, Inc.	1,186	62,621
Xcel Energy, Inc.	1,374	66,103

		495,017
Food & Staples Retailing — 0.5%
Sysco Corp.	1,124	68,261
Wal-Mart Stores, Inc.	752	74,260

		142,521
Food Products — 1.3%
Campbell Soup Co.	641	30,839
Conagra Brands, Inc.	1,291	48,632
General Mills, Inc.	1,000	59,290
Hershey Co.	563	63,906
J.M. Smucker Co.	486	60,381
Kellogg Co.	843	57,307
McCormick & Co., Inc.	650	66,241

		386,596
Health Care Equipment & Supplies — 0.1%
Medtronic PLC	195	15,746

Hotels, Restaurants & Leisure — 0.2%
Cracker Barrel Old Country Store, Inc.	135	21,450
International Game Technology PLC	927	24,575
Six Flags Entertainment Corp.	239	15,910

		61,935
Household Products — 0.9%
Clorox Co.	527	78,386
Colgate-Palmolive Co.	815	61,492
Kimberly-Clark Corp.	549	66,242

Security	Shares/ Par (000)	Value
Household Products (continued)
Procter & Gamble Co.	698	$64,132

		270,252
Industrial Conglomerates — 0.1%
3M Co.	66	15,534

Insurance — 0.2%
Marsh & McLennan Cos., Inc.	756	61,531

IT Services — 0.5%
Automatic Data Processing, Inc.	137	16,055
International Business Machines Corp.	413	63,363
Paychex, Inc.	1,028	69,986

		149,404
Media — 0.2%
Omnicom Group, Inc.	770	56,079

Multi-Utilities — 1.4%
Alliant Energy Corp.	716	30,509
Ameren Corp.	713	42,060
CMS Energy Corp.	1,097	51,888
Consolidated Edison, Inc.	830	70,508
Dominion Energy, Inc.	841	68,171
DTE Energy Co.	583	63,815
Public Service Enterprise Group, Inc.	425	21,888
WEC Energy Group, Inc.	1,023	67,958

		416,797
Oil, Gas & Consumable Fuels — 0.6%
Chevron Corp.	399	49,951
EQT Midstream Partners LP	237	17,325
Exxon Mobil Corp.	540	45,165
Magellan Midstream Partners LP	938	66,542

		178,983
Pharmaceuticals — 1.1%
Bristol-Myers Squibb Co.	932	57,113
Eli Lilly & Co.	863	72,889
Johnson & Johnson	498	69,581
Merck & Co., Inc.	1,108	62,347
Pfizer, Inc.	1,879	68,057

		329,987
Real Estate Investment Trusts (REITs) — 0.1%
Lamar Advertising Co., Class A	210	15,591
WP Carey, Inc.	238	16,398

		31,989
Specialty Retail — 0.1%
Home Depot, Inc.	89	16,868

Total Common Stocks — 11.0% (Cost — $2,897,034)		3,168,843

Asset-Backed Securities — 19.4%
Academic Loan Funding Trust, Series 2012-1A, Class A1, (1 mo. LIBOR US + 0.80%), 2.13%, 12/27/22(a)(b)	$5	4,855
AmeriCredit Automobile Receivables Trust, Class D:
Series 2014-4, 3.07%, 11/09/20	100	101,022
Series 2017-3, 3.18%, 07/18/23	150	150,291
AVANT Loans Funding Trust(b):
Series 2016-B, Class B, 7.80%, 09/15/20	68	68,228
Series 2017-B, Class A, 2.29%, 06/15/20	135	135,264
CLUB Credit Trust, Series 2017-P2, Class A, 2.61%, 01/15/24(b)	150	150,003
Conn Funding II LP, Series 2017-B, Class A, 2.73%, 07/15/20(b)(c)	100	99,966

14	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Alternative Capital Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Asset-Backed Securities (continued)
Consumer Loan Underlying Bond Credit Trust, Series 2017-NP2, Class A, 2.55%, 01/16/24(b)(c)	$100	$99,998
Drive Auto Receivables Trust:
Series 2015-BA, Class C, 2.76%, 07/15/21(b)	39	39,409
Series 2016-BA, Class B, 2.56%, 06/15/20(b)	46	45,712
Series 2016-BA, Class C, 2.61%, 08/16/21(b)	200	200,244
Series 2016-BA, Class C, 3.19%, 07/15/22(b)	250	251,901
Series 2016-CA, Class B, 2.37%, 11/16/20(b)	100	100,135
Series 2016-CA, Class C, 3.02%, 11/15/21(b)	100	100,755
Series 2017-1, Class B, 2.36%, 03/15/21	110	110,099
Series 2017-1, Class C, 2.84%, 04/15/22	150	150,664
Series 2017-1, Class D, 3.84%, 03/15/23	150	153,026
Series 2017-2, Class B, 2.25%, 06/15/21	40	40,017
Series 2017-2, Class C, 2.75%, 09/15/23	110	110,156
Series 2017-3, Class B, 2.30%, 05/17/21	160	159,632
Series 2017-3, Class C, 2.80%, 07/15/22	100	100,050
Series 2017-3, Class D, 3.53%, 12/15/23(b)	100	100,299
Series 2017-AA, Class C, 2.98%, 01/18/22(b)	90	90,604
Exeter Automobile Receivables Trust(b):
Series 2015-1A, Class C, 4.10%, 12/15/20	40	40,496
Series 2017-2A, Class A, 2.11%, 06/15/21	61	61,310
Marlette Funding Trust, Class A(b):
Series 2017-1A, 2.83%, 03/15/24	54	54,359
Series 2017-2A, 2.39%, 07/15/24	69	69,170
Series 2017-3A, 2.36%, 12/15/24	131	130,946
National Collegiate Student Loan Trust(a):
Series 2006-1, Class A4, (1 mo. LIBOR US + 0.25%), 1.80%, 03/27/28	48	47,105
Series 2006-2, Class A3, (1 mo. LIBOR US + 0.21%), 1.76%, 11/25/27	47	46,887
OneMain Direct Auto Receivables Trust, Series 2016-1A, Class A, 2.04%, 01/15/21(b)	30	30,288
OneMain Financial Issuance Trust, Class A(b):
Series 2015-1A, 3.19%, 03/18/26	100	100,511
Series 2015-2A, 2.57%, 07/18/25	45	44,517
Series 2016-2A, 4.10%, 03/20/28	150	151,938
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-WHQ2, Class M2, (1 mo. LIBOR US + 0.95%), 2.50%, 02/25/35(a)	6	5,853
Residential Asset Mortgage Trust, Series 2005-EFC4, (1 mo. LIBOR US + 0.44%), 1.99%, 09/25/35(a)	28	28,049
Santander Drive Auto Receivables Trust:
Series 2013-3, Class D, 2.42%, 04/15/19	68	68,431
Series 2014-1, Class C, 2.36%, 04/15/20	10	9,783
Series 2014-1, Class D, 2.91%, 04/15/20	100	100,393
Series 2014-3, Class D, 2.65%, 08/17/20	100	100,310
Series 2014-4, Class D, 3.10%, 11/16/20	100	100,954
Series 2014-5, Class C, 2.46%, 06/15/20	66	66,341
Series 2015-1, Class D, 3.24%, 04/15/21	150	151,567
Series 2015-2, Class D, 3.02%, 04/15/21	150	151,448
Series 2016-1, Class C, 3.09%, 04/15/22	110	111,122
Series 2017-1, Class B, 2.10%, 06/15/21	100	99,720
Series 2017-2, Class B, 2.21%, 10/15/21	120	119,933
Series 2017-2, Class C, 2.79%, 08/15/22	120	120,380
SLM Private Education Loan Trust, Series 2011-B, Class A2, 3.74%, 02/15/29(b)	79	80,371
SoFi Consumer Loan Program LLC, Class A(b):
Series 2016-2A, 3.09%, 10/27/25	50	50,598
Series 2016-3, 3.05%, 12/26/25	56	56,572
Series 2017-3, 2.77%, 05/25/26	76	75,530
SoFi Consumer Loan Program Trust, Series 2015-1, Class A, 3.28%, 09/15/23(b)	55	55,224
Springleaf Funding Trust, Series 2015-AA, Class A, 3.16%, 11/15/24(b)	100	100,397

Security	Par (000)	Value
Asset-Backed Securities (continued)
SPS Servicer Advance Receivables Trust, Series 2016-T1, Class AT1, 2.53%, 11/16/48(b)	$100	$99,122
Sunset Mortgage Loan Co. LLC, Series 2016-NPL1, Class A, 3.84%, 07/16/47(b)(c)	55	54,864
VOLT LIV LLC, Series 2017-NPL1, Class A1, 3.50%, 02/25/47(b)	68	68,587
VOLT LIX LLC, Series 2017-NPL6, Class A1, 3.25%, 05/25/47(b)	101	100,873
VOLT LV LLC, Series 2017-NPL2, Class A1, 3.50%, 03/25/47(b)	74	74,680
VOLT LVII LLC, Series 2017-NPL4, Class A1, 3.38%, 04/25/47(b)	83	83,123
VOLT LVIII LLC, Series 2017-NPL5, Class A1, 3.38%, 05/28/47(b)	71	71,176
VOLT XXV LLC, Series 2015-NPL8, Class A1, 3.50%, 06/26/45(b)	41	40,622

Total Asset-Backed Securities — 19.4% (Cost — $5,583,899)		5,585,880

Corporate Bonds — 38.8%

Aerospace & Defense — 0.7%
General Dynamics Corp., 2.38%, 11/15/24	50	48,894
L3 Technologies, Inc.:
5.20%, 10/15/19	50	52,371
3.95%, 05/28/24	18	18,737
Northrop Grumman Corp., 2.55%, 10/15/22	100	99,288

		219,290
Air Freight & Logistics — 0.0%
XPO Logistics, Inc., 6.50%, 06/15/22(b)	10	10,438

Airlines — 0.5%
American Airlines Group, Inc., 4.63%, 03/01/20(b)	10	10,163
Delta Air Lines, Inc., 2.60%, 12/04/20	25	24,921
United Continental Holdings, Inc., 5.00%, 02/01/24	100	101,375

		136,459
Auto Components — 1.5%
Allison Transmission, Inc., 5.00%, 10/01/24(b)	50	51,563
Ford Motor Credit Co. LLC, (3 mo. LIBOR US + 1.00%), 2.35%, 01/09/20(a)	200	201,980
General Motors Co., 4.00%, 04/01/25	50	51,347
General Motors Financial Co., Inc., (3 mo. LIBOR US + 0.93%), 2.29%, 04/13/20(a)	100	101,000
Lear Corp., 3.80%, 09/15/27	25	25,022

		430,912
Auto Parts — 0.1%
TPC Group, Inc., 8.75%, 12/15/20(b)	25	25,000

Banks — 2.1%
Capital One Financial Corp.:
2.40%, 10/30/20	85	84,478
3.30%, 10/30/24	100	99,475
CIT Group, Inc., 3.88%, 02/19/19	35	35,350
Credit Suisse AG, New York, 5.40%, 01/14/20	75	79,166
HSBC Holdings PLC, 4.00%, 03/30/22	50	52,228
HSBC USA, Inc., 3.50%, 06/23/24	100	102,685
Wells Fargo & Co.:
3.00%, 01/22/21	50	50,712
2.10%, 07/26/21	100	98,326

		602,420
Biotechnology — 0.3%
Celgene Corp., 2.25%, 08/15/21	100	98,515

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) December 31, 2017	BlackRock Alternative Capital Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Building Materials — 0.2%
Eagle Materials, Inc., 4.50%, 08/01/26	$50	$52,125
Summit Materials LLC, 6.13%, 07/15/23	10	10,400

		62,525
Building Products — 0.2%
Louisiana-Pacific Corp., 4.88%, 09/15/24	25	25,813
Standard Industries, Inc., 5.38%, 11/15/24(b)	35	36,585

		62,398
Capital Markets — 2.9%
Goldman Sachs Group, Inc.:
5.95%, 01/18/18	50	50,079
(3 mo. LIBOR US + 0.80%), 2.36%, 12/13/19(a)	100	100,696
5.25%, 07/27/21	50	54,190
3.75%, 05/22/25	75	77,269
3.27%, 09/29/25(d)	25	24,899
3.75%, 02/25/26	75	76,957
3.50%, 11/16/26	35	35,205
Jefferies Group LLC, 4.85%, 01/15/27	50	53,157
Morgan Stanley:
2.65%, 01/27/20	50	50,226
2.63%, 11/17/21	50	49,772
2.75%, 05/19/22	50	49,816
4.88%, 11/01/22	25	26,921
3.70%, 10/23/24	25	25,833
3.88%, 01/27/26	50	52,118
3.13%, 07/27/26	90	88,770
TD Ameritrade Holding Corp., 3.30%, 04/01/27	25	25,227

		841,135
Chemicals — 0.6%
Ashland, Inc., 4.75%, 08/15/22	35	36,400
Monsanto Co., 2.20%, 07/15/22	50	48,413
Olin Corp., 5.13%, 09/15/27	50	52,625
PolyOne Corp., 5.25%, 03/15/23	35	36,838

		174,276
Commercial Services & Supplies — 0.3%
Park Aerospace Holdings Ltd., 5.50%, 02/15/24(b)	85	84,362

Communications Equipment — 1.0%
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc., 12.50%, 07/01/22(b)	100	112,875
Juniper Networks, Inc., 3.30%, 06/15/20	50	50,648
Motorola Solutions, Inc., 4.00%, 09/01/24	54	55,386
Plantronics, Inc., 5.50%, 05/31/23(b)	50	51,938
Zayo Group LLC/Zayo Capital, Inc., 6.38%, 05/15/25	30	31,725

		302,572
Construction & Engineering — 0.2%
AECOM, 5.13%, 03/15/27	50	50,933

Construction Materials — 0.1%
American Tire Distributors, Inc., 10.25%, 03/01/22(b)	30	30,900

Consumer Discretionary — 0.1%
ServiceMaster Co. LLC, 5.13%, 11/15/24(b)	25	25,313

Consumer Finance — 1.4%
Ally Financial, Inc., 5.13%, 09/30/24	25	27,031
American Express Co., 2.50%, 08/01/22	50	49,397
Capital One Financial Corp., 2.50%, 05/12/20	35	34,956
Everi Payments, Inc., 10.00%, 01/15/22	20	21,500
MasterCard, Inc., 2.95%, 11/21/26	80	79,990
Navient Corp.:
5.00%, 10/26/20	15	15,206
6.63%, 07/26/21	25	26,375
6.13%, 03/25/24	50	50,625

Security	Par (000)	Value
Consumer Finance (continued)
Synchrony Financial, 2.60%, 01/15/19	$25	$25,047
Visa, Inc.:
3.15%, 12/14/25	40	40,892
2.75%, 09/15/27	25	24,667

		395,686
Containers & Packaging — 0.3%
Ball Corp., 4.00%, 11/15/23	15	15,300
BWAY Holding Co., 5.50%, 04/15/24(b)	25	26,000
Clearwater Paper Corp., 5.38%, 02/01/25(b)	35	35,175

		76,475
Diversified Financial Services — 5.6%
Air Lease Corp., 2.75%, 01/15/23	100	98,540
Aircastle Ltd., 5.13%, 03/15/21	35	36,794
Ares Capital Corp., 3.50%, 02/10/23	50	49,259
Bank of America Corp.:
(3 mo. LIBOR US + 1.02%), 2.88%, 04/24/23(e)	50	50,073
3.00%, 12/20/23(b)(d)	53	53,136
(3 mo. LIBOR US + 1.58%), 3.82%, 01/20/28(e)	50	51,718
3.42%, 12/20/28(b)(d)	54	54,012
Citigroup, Inc.:
2.45%, 01/10/20	35	35,016
4.50%, 01/14/22	50	53,188
2.75%, 04/25/22	100	99,798
(3 mo. LIBOR US + 0.95%), 2.88%, 07/24/23(e)	100	99,499
Deutsche Bank AG, 3.30%, 11/16/22	100	99,490
FS Investment Corp., 4.75%, 05/15/22	25	25,737
General Motors Financial Co., Inc.:
2.40%, 05/09/19	35	35,008
3.50%, 07/10/19	35	35,527
4.20%, 03/01/21	50	51,998
3.45%, 04/10/22	50	50,667
Icahn Enterprises LP/ Icahn Enterprises Finance Corp., 6.38%, 12/15/25(b)	50	50,005
Intercontinental Exchange, Inc., 3.75%, 12/01/25	25	26,239
JPMorgan Chase & Co.:
2.55%, 03/01/21	50	50,026
4.63%, 05/10/21	50	53,384
2.40%, 06/07/21	50	49,732
2.97%, 01/15/23	100	100,839
3.88%, 09/10/24	25	26,078
3.13%, 01/23/25	50	50,276
(3 mo. LIBOR US + 1.16%), 3.22%, 03/01/25(e)	50	50,390
3.30%, 04/01/26	50	50,394
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.50%, 06/01/22	50	50,500
ORIX Corp., 2.90%, 07/18/22	25	24,912
Sally Holdings LLC/Sally Capital, Inc., 5.63%, 12/01/25	25	24,875
WMG Acquisition Corp., 5.00%, 08/01/23(b)	25	25,875

		1,612,985
Diversified Telecommunication Services — 1.2%
AT&T, Inc.:
3.20%, 03/01/22	40	40,432
2.85%, 02/14/23	30	30,119
3.40%, 08/14/24	45	45,231
4.10%, 02/15/28(b)	51	51,169
4.30%, 02/15/30(b)	51	50,857
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 04/15/23	25	25,792
CenturyLink, Inc., Series S, 6.45%, 06/15/21	50	50,500
Verizon Communications, Inc., 3.38%, 02/15/25(b)	53	53,200

		347,300

16	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Alternative Capital Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Electric Utilities — 0.8%
Dominion Resources, Inc., Series B, 2.75%, 01/15/22	$50	$49,921
Duke Energy Corp., 3.05%, 08/15/22	50	50,549
Exelon Generation Co. LLC, 4.00%, 10/01/20	25	25,763
PSEG Power LLC, 3.00%, 06/15/21	100	100,879
Talen Energy Supply LLC, 6.50%, 06/01/25	15	12,113

		239,225
Electronic Equipment, Instruments & Components — 0.3%
CDW LLC/CDW Finance Corp., 5.50%, 12/01/24	50	54,375
Fortive Corp., 1.80%, 06/15/19	30	29,783

		84,158
Energy Equipment & Services — 0.3%
Transocean, Inc.:
5.80%, 10/15/22	25	24,625
9.00%, 07/15/23(b)	50	54,062

		78,687
Food & Staples Retailing — 0.4%
Lamb Weston Holdings, Inc., 4.88%, 11/01/26(b)	100	104,500

Gas Utilities — 0.2%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.50%, 06/01/24	50	49,500

Health Care Equipment & Supplies — 1.4%
Abbott Laboratories:
2.90%, 11/30/21	50	50,579
3.40%, 11/30/23	100	101,730
Becton Dickinson & Co., 2.89%, 06/06/22	30	29,812
Boston Scientific Corp.:
2.85%, 05/15/20	50	50,397
3.38%, 05/15/22	50	50,773
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, 06/15/21(b)	50	46,750
Hill-Rom Holdings, Inc., 5.00%, 02/15/25(b)	50	50,985
Teleflex, Inc., 4.88%, 06/01/26	25	25,813

		406,839
Health Care Providers & Services — 0.8%
Anthem, Inc., 2.95%, 12/01/22	25	25,010
Centene Corp., 5.63%, 02/15/21	30	30,825
HCA, Inc.:
3.75%, 03/15/19	35	35,306
5.00%, 03/15/24	50	52,000
Humana, Inc., 2.50%, 12/15/20	30	29,977
UnitedHealth Group, Inc., 3.10%, 03/15/26	50	50,370

		223,488
Hotels, Restaurants & Leisure — 1.7%
Burger King/New Red Finance, Inc., 4.63%, 01/15/22(b)	35	35,831
Darden Restaurants, Inc., 3.85%, 05/01/27	35	35,669
GLP Capital LP/GLP Financing II, Inc., 4.88%, 11/01/20	35	36,312
Golden Nugget, Inc., 6.75%, 10/15/24(b)	50	50,875
International Game Technology PLC, 6.50%, 02/15/25(b)	200	223,500
McDonald’s Corp., 3.38%, 05/26/25	50	51,569
Scientific Games International, Inc., 10.00%, 12/01/22	15	16,463
Wyndham Worldwide Corp., 2.50%, 03/01/18	50	50,016

		500,235
Household Durables — 0.1%
RSI Home Products, Inc., 6.50%, 03/15/23(b)	15	15,713
Shea Homes LP/Shea Homes Funding Corp., 6.13%, 04/01/25(b)	25	26,000

		41,713

Security	Par (000)	Value
Independent Power and Renewable Electricity Producers — 0.5%
AES Corp.:
7.38%, 07/01/21	$65	$72,963
5.50%, 03/15/24	50	52,000
Calpine Corp., 5.25%, 06/01/26(b)	35	34,300

		159,263
Insurance — 0.8%
Aflac, Inc., 4.00%, 02/15/22	50	52,622
Allstate Corp., 3.28%, 12/15/26	25	25,377
CNA Financial Corp., 3.45%, 08/15/27	35	34,491
CNO Financial Group, Inc., 4.50%, 05/30/20	10	10,300
HUB International Ltd., 7.88%, 10/01/21(b)	25	26,031
Radian Group, Inc., 5.25%, 06/15/20	44	46,365
Trinity Acquisition PLC, 3.50%, 09/15/21	50	50,975

		246,161
Internet & Direct Marketing Retail — 0.1%
Expedia, Inc., 4.50%, 08/15/24	25	26,181

Internet Software & Services — 0.5%
eBay, Inc., 2.75%, 01/30/23	50	49,513
Priceline Group, Inc., 3.60%, 06/01/26	50	50,214
VeriSign, Inc., 4.63%, 05/01/23	35	35,919

		135,646
IT Services — 0.4%
DXC Technology Co., 4.75%, 04/15/27	50	53,170
Xerox Corp., 3.63%, 03/15/23	50	48,776

		101,946
Media — 2.2%
Charter Communications Operating LLC/Charter Communications Operating Capital:
3.58%, 07/23/20	50	50,932
4.91%, 07/23/25	100	106,319
3.75%, 02/15/28	50	47,910
CSC Holdings LLC, 5.25%, 06/01/24	50	49,250
DISH DBS Corp.:
5.88%, 11/15/24	25	24,344
7.75%, 07/01/26	100	105,125
Hughes Satellite Systems Corp.:
5.25%, 08/01/26	35	35,700
6.63%, 08/01/26	55	57,612
Midcontinent Communications/Midcontinent Finance Corp., 6.88%, 08/15/23(b)	25	26,531
Sirius XM Radio, Inc.(b):
5.38%, 04/15/25	35	36,444
5.38%, 07/15/26	50	51,813
Time Warner Cable, Inc., 4.00%, 09/01/21	20	20,599
Univision Communications, Inc., 5.13%, 02/15/25(b)	15	14,606

		627,185
Metals & Mining — 0.9%
Aleris International, Inc., 7.88%, 11/01/20	13	12,870
Big River Steel LLC/BRS Finance Corp., 7.25%, 09/01/25(b)	25	26,438
Cliffs Natural Resources, Inc., 5.75%, 03/01/25(b)	25	23,781
Freeport-McMoRan, Inc.:
3.55%, 03/01/22	50	49,438
3.88%, 03/15/23	50	49,750
Kinross Gold Corp., 5.95%, 03/15/24	50	54,812
Teck Resources Ltd., 6.25%, 07/15/41	25	28,625
United States Steel Corp., 8.38%, 07/01/21(b)	20	21,710

		267,424
Multi-Utilities — 0.5%
AmeriGas Partners LP/AmeriGas Finance Corp.:
5.63%, 05/20/24	45	46,800

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) December 31, 2017	BlackRock Alternative Capital Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Multi-Utilities (continued)
AmeriGas Partners LP/AmeriGas Finance Corp. (continued):
5.50%, 05/20/25	$50	$50,500
National Fuel Gas Co., 3.95%, 09/15/27	40	39,841

		137,141
Office Supplies & Equipment — 0.1%
VMware, Inc., 2.95%, 08/21/22	40	39,888

Oil, Gas & Consumable Fuels — 2.3%
Andeavor, 5.13%, 12/15/26(b)	50	54,946
BP Capital Markets PLC, 2.52%, 09/19/22	35	34,826
Energy Transfer Equity LP, 4.25%, 03/15/23	45	44,662
Kinder Morgan, Inc., 3.05%, 12/01/19	25	25,219
Marathon Petroleum Corp., 2.70%, 12/14/18	50	50,180
MPLX LP, 4.88%, 06/01/25	50	53,586
ONEOK, Inc., 7.50%, 09/01/23	50	59,503
PBF Holding Co. LLC/ PBF Finance Corp., 7.25%, 06/15/25	100	105,000
Rowan Cos., Inc., 7.38%, 06/15/25	50	50,875
Sabine Pass Liquefaction LLC, 5.75%, 05/15/24	100	111,148
Williams Partners LP, 4.30%, 03/04/24	50	52,368
WPX Energy, Inc., 7.50%, 08/01/20	11	11,908

		654,221
Personal Products — 0.2%
Avon International Operations, Inc., 7.88%, 08/15/22(b)	50	50,875

Pharmaceuticals — 0.5%
AbbVie, Inc., 2.30%, 05/14/21	25	24,817
Laboratory Corp. of America Holdings, 2.50%, 11/01/18	50	50,154
Shire Acquisitions Investments Ireland DAC, 1.90%, 09/23/19	50	49,547
Valeant Pharmaceuticals International, Inc., 5.38%, 03/15/20(b)	15	15,019

		139,537
Real Estate Investment Trusts (REITs) — 0.3%
American Tower Corp., 3.50%, 01/31/23	25	25,562
Digital Realty Trust, Inc., 3.40%, 10/01/20	50	50,988

		76,550
Real Estate Management & Development — 0.1%
Howard Hughes Corp., 5.38%, 03/15/25(b)	25	25,625

Road & Rail — 0.1%
OPE KAG Finance Sub, Inc., 7.88%, 07/31/23(b)	15	15,525

Semiconductors & Semiconductor Equipment — 1.0%
Analog Devices, Inc., 2.50%, 12/05/21	25	24,754
Applied Materials, Inc., 3.30%, 04/01/27	30	30,513
Broadcom Corp./Broadcom Cayman Finance Ltd.(b):
2.38%, 01/15/20	75	74,493
3.00%, 01/15/22	75	74,364
3.63%, 01/15/24	40	39,775
NVIDIA Corp., 3.20%, 09/16/26	50	50,151

		294,050
Software — 0.4%
BMC Software Finance, Inc., 8.13%, 07/15/21(b)	15	15,094
CA, Inc., 3.60%, 08/15/22	25	25,346
Citrix Systems, Inc., 4.50%, 12/01/27	50	50,745
Infor US, Inc., 6.50%, 05/15/22	30	31,050

		122,235
Specialty Retail — 0.2%
Coach, Inc., 3.00%, 07/15/22	50	49,823

Technology Hardware, Storage & Peripherals — 0.5%
Apple, Inc., 3.35%, 02/09/27	65	66,584
Seagate HDD Cayman, 4.25%, 03/01/22(b)	40	40,488

Security	Par (000)	Value
Technology Hardware, Storage & Peripherals (continued)
Western Digital Corp., 10.50%, 04/01/24	$45	$52,144

		159,216
Thrifts & Mortgage Finance — 0.1%
Quicken Loans, Inc., 5.75%, 05/01/25(b)	15	15,525

Tobacco — 0.7%
Alliance One International, Inc., 9.88%, 07/15/21	25	23,000
Altria Group, Inc., 4.00%, 01/31/24	50	53,044
BAT Capital Corp., 2.76%, 08/15/22(b)	75	74,592
Philip Morris International, Inc., 3.25%, 11/10/24	25	25,410
Vector Group Ltd., 6.13%, 02/01/25(b)	35	36,225

		212,271
Wireless Telecommunication Services — 1.1%
American Tower Corp.:
3.30%, 02/15/21	50	50,917
3.55%, 07/15/27	80	79,415
Communications Sales & Leasing, Inc./CSL Capital LLC, 6.00%, 04/15/23(b)	15	14,700
Crown Castle International Corp., 3.20%, 09/01/24	30	29,689
Sprint Communications, Inc., 6.00%, 11/15/22	25	25,000
Sprint Corp., 7.88%, 09/15/23	25	26,625
T-Mobile USA, Inc.:
6.63%, 04/01/23	50	52,125
6.38%, 03/01/25	50	53,500

		331,971

Total Corporate Bonds — 38.8% (Cost — $11,011,667)		11,206,498

U.S. Government Sponsored Agency Securities — 40.3%

Collateralized Mortgage Obligations — 9.0%
Fannie Mae Connecticut Avenue Securities:
Series 2017-C06, Class 1M1, 2.30%, 02/25/30(e)	51	50,902
Series 2017-C04, Class 2M1, (1 mo. LIBOR US + 0.85%), 2.40%, 11/25/29(a)	95	95,671
Series 2017-C01, Class 1M1, (1 mo. LIBOR US + 1.30%), 2.85%, 07/25/29(a)	88	88,767
Series 2016-C05, Class 2M1, (1 mo. LIBOR US + 1.35%), 2.90%, 01/25/29(a)	54	54,410
Series 2016-C04, Class 1M1, (1 mo. LIBOR US + 1.45%), 3.00%, 01/25/29(a)	110	111,296
Series 2017-C07, Class 1M2, 3.69%, 05/25/30(e)	100	102,610
Series 2016-C03, Class 2M1, (1 mo. LIBOR US + 2.20%), 3.75%, 10/25/28(a)	43	43,537
Series 2017-C05, Class 1M2A, (1 mo. LIBOR US + 2.20%), 3.75%, 01/25/30(a)	100	102,917
Series 2017-C07, Class 2M2, 3.79%, 05/25/30(e)	100	102,959
Series 2017-C07, Class 2M2A, 3.79%, 05/25/30(e)	100	103,199
Series 2014-C02, Class 2M2, (1 mo. LIBOR US + 2.60%), 4.15%, 05/25/24(a)	99	103,418
Series 2017-C06, Class 1M2, 4.20%, 02/25/30(e)	100	103,162
Series 2017-C06, Class 2M2, 4.35%, 02/25/30(e)	100	103,793
Series 2014-C03, Class 2M2, (1 mo. LIBOR US + 2.90%), 4.45%, 07/25/24(a)	143	151,211
Series 2015-C02, Class 2M2, (1 mo. LIBOR US + 4.00%), 5.55%, 05/25/25(a)	79	83,593
Series 2015-C02, Class 1M2, (1 mo. LIBOR US + 4.00%), 5.55%, 05/25/25(a)	79	86,401
Series 2015-C01, Class 1M2, (1 mo. LIBOR US + 4.30%), 5.85%, 02/25/25(a)	76	83,901
Series 2016-C05, Class 2M2, (1 mo. LIBOR US + 4.45%), 6.00%, 01/25/29(a)	150	167,134

18	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Alternative Capital Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Collateralized Mortgage Obligations (continued)
Fannie Mae Connecticut Avenue Securities: (continued)
Series 2014-C04, Class 1M2, (1 mo. LIBOR US + 5.00%), 6.55%, 11/25/24(a)	$99	$111,710
Series 2015-C03, Class 1M2, (1 mo. LIBOR US + 5.00%), 6.55%, 07/25/25(a)	86	96,975
Series 2015-C04, Class 1M2, (1 mo. LIBOR US + 5.70%), 7.25%, 04/25/28(a)	95	108,962
Freddie Mac Structured Agency Credit Risk Debt Notes:
Series 2017-DNA3, Class M2, 4.05%, 03/25/30(e)	250	258,924
Series 2015-DN1, Class M3, (1 mo. LIBOR US + 4.15%), 5.70%, 01/25/25(a)	248	268,609

		2,584,061
Mortgage-Backed Securities — 31.3%
Fannie Mae Mortgage-Backed Securities:
3.00%, 1/01/48(f)	271	271,250
3.50%, 11/01/45 - 11/01/47	1,200	1,232,584
4.00%, 01/01/33 - 01/01/48(f)	957	1,000,117
4.50%, 01/01/33 - 01/01/48(f)	1,302	1,383,381
5.00%, 02/01/41 - 01/01/48(f)	819	880,020
5.50%, 1/01/48(f)	300	328,721
Freddie Mac Mortgage-Backed Securities(f):
3.00%, 1/01/48	235	234,963
3.50%, 01/01/33 - 01/01/48	676	697,543
4.00%, 01/01/33 - 01/01/48	496	516,696
4.50%, 05/01/42 - 01/01/48	306	326,858
Ginnie Mae Mortgage-Backed Securities(f):
3.50%, 07/20/46 - 01/01/48	847	876,049
4.00%, 11/20/46 - 01/01/48	651	679,107
4.50%, 01/01/48	400	420,556
5.00%, 1/01/48	175	186,556

		9,034,401

Total U.S. Government Sponsored Agency Securities — 40.3% (Cost — $11,554,859)		11,618,462

Total Long-Term Investments — 109.5% (Cost — $31,047,459)		31,579,683

Security	Shares/ Par (000)	Value
Short-Term Securities — 3.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.15%(g)(h)	1,004,163	$1,004,163

Total Short-Term Securities — 3.5% (Cost — $1,004,163)		1,004,163

Total Investments Before TBA Sale Commitments — 113.0% (Cost — $32,051,622)		32,583,846

TBA Sale Commitments(f) — (1.7)%

Mortgage-Backed Securities — (1.7)%
Fannie Mae Mortgage-Backed Securities, 3.50%, 1/01/33 - 1/01/48	$259	(266,955)
Freddie Mac Mortgage-Backed Securities, 4.50%, 01/01/33	25	(25,324)
Ginnie Mae Mortgage-Backed Securities, 3.00%, 01/01/48	185	(186,676)

Total TBA Sale Commitments (Proceeds — $478,268) — (1.7)%		(478,955)

Total Investments, Net of TBA Sale Commitments — 111.3% (Cost — $31,573,354)		32,104,891
Liabilities in Excess of Other Assets — (11.3)%		(3,241,194)

Net Assets — 100.0%		$28,863,697

(a)	Floating rate security. Rate shown is the rate in effect as of period end.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(e)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(f)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	$79,723	$(158)
BNP Paribas Securities Corp.	$18,823	$(6)
Credit Suisse Securities (USA) LLC	$575,676	$(1,112)
Goldman Sachs & Co.	$1,183,436	$(1,940)
J.P. Morgan Securities LLC	$277,172	$(1,212)
Merrill Lynch Pierce Fenner & Smith	$129,933	$(1,089)
Mizuho Securities USA, Inc.	$635,682	$(955)
Morgan Stanley & Co.	$186,556	$(393)
Nomura Securities	$1,215,988	$(2,783)
RBC Capital Markets LLC	$22,226	$34

(g)	Annualized 7-day yield as of period end.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) December 31, 2017	BlackRock Alternative Capital Strategies Fund

(h)	During the year ended December 31, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/16	Net Activity	Shares Held at 12/31/17	Value at 12/31/17	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	406,999	597,164	1,004,163	$1,004,163	$3,989	$—	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
10-Year Australian Treasury Bonds	5	03/15/18	$503	$(3,496)
10-Year U.S Treasury Note	2	03/20/18	248	466
5-Year U.S. Treasury Note	3	03/29/18	348	(900)
Euro Bund	3	03/08/18	582	(5,354)
Long U.S. Treasury Bond	1	03/20/18	153	(13)

				(9,297)

Short Contracts
10-Year Canadian Bond	5	03/20/18	536	7,709
2-Year U.S. Treasury Note	8	03/29/18	1,713	2,369
Long Gilt Future	3	03/27/18	507	(2,676)
U.S. Ultra Bond	1	03/20/18	168	(750)

				6,652

				$(2,645)

Forward Foreign Currency Exchange Contracts

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 2,832	PLN 10,000	Morgan Stanley & Co. International PLC	03/13/18	$(41)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Dow Jones Markit CDX North America High Yield Index, Series 29, Version 1	5.00%	Quarterly	12/20/22	B+	USD	410	$34,063	$29,923	$4,140

(a)	Using S&P Global Ratings rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Received by the Fund		Paid by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month LIBOR	Quarterly	2.10%	Semi-annual	03/08/18	03/08/20	USD	4,090	$(2,467)	$58	$(2,525)
(0.14)	Annual	6-Month EURIBOR	Semi-annual	03/08/18	03/08/20	EUR	4,590	4,301	(411)	4,712
6-Month GBP LIBOR	Semi-annual	0.92	Semi-annual	03/08/18	03/08/20	GBP	2,000	4,898	1,526	3,372
0.88	Semi-annual	6-Month GBP LIBOR	Semi-annual	03/08/18	03/08/20	GBP	1,071	(1,268)	20	(1,288)

20	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Alternative Capital Strategies Fund

Centrally Cleared Interest Rate Swaps (continued)

Received by the Fund		Paid by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
2.26	Semi-annual	3-Month LIBOR	Quarterly	03/08/18	03/08/23	USD	3,440	$1,850	$60	$1,790
6-Month EURIBOR	Semi-annual	0.26	Annual	03/08/18	03/08/23	EUR	3,270	(19,713)	1,732	(21,445)
1.16	Semi-annual	6-Month GBP LIBOR	Semi-annual	03/08/18	03/08/23	GBP	30	197	74	123
0.11	Semi-annual	6-Month JPY LIBOR	Semi-annual	03/08/18	03/08/23	JPY	123,875	1,116	19	1,097
0.11	Semi-annual	6-Month JPY LIBOR	Semi-annual	03/08/18	03/08/23	JPY	61,875	694	9	685
6-Month GBP LIBOR	Semi-annual	1.11	Semi-annual	03/08/18	03/08/23	GBP	849	2,458	20	2,438
6-Month EURIBOR	Semi-annual	0.36	Annual	03/08/18	03/08/23	EUR	455	(207)	145	(352)
7.10	Monthly	MXN 28D TIIE	Monthly	03/21/18	03/15/23	MXN	2,410	3,774	2	3,772
7.23	Monthly	MXN 28D TIIE	Monthly	03/21/18	03/15/23	MXN	1,430	1,853	1	1,852
6-Month WIBOR	Semi-annual	2.33	Annual	03/21/18	03/21/23	PLN	360	(1,133)	2	(1,135)
6-Month EURIBOR	Semi-annual	0.26	Annual	03/21/18	03/21/23	EUR	520	(3,405)	(1,022)	(2,383)
6-Month GBP LIBOR	Semi-annual	0.94	Semi-annual	03/21/18	03/21/23	GBP	110	(911)	1	(912)
6-Month BA	Semi-annual	2.19	Semi-annual	03/21/18	03/21/23	CAD	320	(1,195)	5	(1,200)
1.68	Quarterly	3-Month HIBOR	Quarterly	03/21/18	03/21/23	HKD	1,690	4,843	3	4,840
6-Month GBP LIBOR	Semi-annual	1.17	Semi-annual	03/21/18	03/21/23	GBP	60	396	1	395
6-Month EURIBOR	Semi-annual	0.33	Annual	03/21/18	03/21/23	EUR	110	(274)	2	(276)
2.11	Semi-annual	3-Month LIBOR	Quarterly	03/21/18	03/21/23	USD	140	1,091	2	1,089
6-Month WIBOR	Semi-annual	2.62	Annual	03/21/18	03/21/23	PLN	290	219	1	218
6-Month WIBOR	Semi-annual	2.55	Annual	03/21/18	03/21/23	PLN	400	(98)	2	(100)
0.59	Annual	3-Month SEK LIBOR	Quarterly	03/21/18	03/21/23	SEK	450	(12)	1	(13)
6-Month WIBOR	Semi-annual	2.65	Annual	03/21/18	03/21/23	PLN	350	410	2	408
0.50	Annual	3-Month SEK LIBOR	Quarterly	03/21/18	03/21/23	SEK	900	438	2	436
6-Month EURIBOR	Semi-annual	0.27	Annual	03/21/18	03/21/23	EUR	70	(412)	1	(413)
3-Month JIBAR	Quarterly	8.21	Quarterly	03/21/18	03/21/23	ZAR	1,110	3,106	1	3,105
2.18	Semi-annual	3-Month LIBOR	Quarterly	03/21/18	03/21/23	USD	90	413	2	411
0.46	Annual	3-Month SEK LIBOR	Quarterly	03/21/18	03/21/23	SEK	460	349	1	348
6-Month EURIBOR	Semi-annual	0.29	Annual	03/21/18	03/21/23	EUR	110	(575)	2	(577)
6-Month WIBOR	Semi-annual	2.65	Annual	03/21/18	03/21/23	PLN	300	346	1	345
3-Month JIBAR	Quarterly	8.04	Quarterly	03/21/18	03/21/23	ZAR	765	1,709	1	1,708
2.27	Semi-annual	3-Month LIBOR	Quarterly	03/21/18	03/21/23	USD	210	45	4	41
3-Month JIBAR	Quarterly	8.02	Quarterly	03/21/18	03/21/23	ZAR	765	1,671	1	1,670
2.24	Semi-annual	3-Month LIBOR	Quarterly	03/21/18	03/21/23	USD	70	104	1	103
6-Month GBP LIBOR	Semi-annual	1.12	Semi-annual	03/21/18	03/21/23	GBP	70	215	2	213
0.45	Annual	3-Month SEK LIBOR	Quarterly	03/21/18	03/21/23	SEK	750	579	2	577
2.30	Semi-annual	3-Month LIBOR	Quarterly	03/21/18	03/21/23	USD	60	(60)	1	(61)
6-Month JPY LIBOR	Semi-annual	0.11	Semi-annual	03/22/18	03/22/23	JPY	11,000	(125)	2	(127)
3-Month LIBOR	Quarterly	2.42	Semi-annual	03/08/18	03/08/28	USD	1,570	828	32	796
0.86	Semi-annual	6-Month EURIBOR	Annual	03/08/18	03/08/28	EUR	1,720	(13,849)	2,012	(15,861)
1.40	Semi-annual	6-Month GBP LIBOR	Semi-annual	03/08/18	03/08/28	GBP	1,090	(14,111)	(4,937)	(9,174)
2.38	Semi-annual	3-Month LIBOR	Quarterly	03/08/18	03/08/28	USD	310	1,020	6	1,014
6-Month EURIBOR	Semi-annual	0.84	Annual	03/08/18	03/08/28	EUR	240	(2,457)	6	(2,463)
2.39	Semi-annual	3-Month LIBOR	Quarterly	03/08/18	03/08/28	USD	310	839	6	833
6-Month JPY LIBOR	Semi-annual	0.31	Semi-annual	03/08/18	03/08/28	JPY	32,000	(1,016)	6	(1,022)
0.30	Semi-annual	6-Month JPY LIBOR	Semi-annual	03/08/18	03/08/28	JPY	29,875	1,106	5	1,101
6-Month JPY LIBOR	Semi-annual	0.31	Semi-annual	03/08/18	03/08/28	JPY	31,125	(907)	5	(912)
0.85	Annual	6-Month EURIBOR	Semi-annual	03/08/18	03/08/28	EUR	275	2,291	7	2,284
1.33	Semi-annual	6-Month GBP LIBOR	Semi-annual	03/08/18	03/08/28	GBP	210	(1,051)	6	(1,057)
0.84	Annual	6-Month EURIBOR	Semi-annual	03/08/18	03/08/28	EUR	138	1,368	3	1,365
0.83	Annual	6-Month EURIBOR	Semi-annual	03/08/18	03/08/28	EUR	239	2,564	6	2,558
0.83	Annual	6-Month EURIBOR	Semi-annual	03/08/18	03/08/28	EUR	240	2,672	6	2,666
2.41	Semi-annual	3-Month LIBOR	Quarterly	03/08/18	03/08/28	USD	310	240	6	234
0.93	Annual	6-Month EURIBOR	Semi-annual	03/08/18	03/08/28	EUR	239	(161)	6	(167)
0.91	Annual	6-Month EURIBOR	Semi-annual	03/08/18	03/08/28	EUR	240	331	24	307
0.83	Annual	6-Month EURIBOR	Semi-annual	03/08/18	03/08/28	EUR	240	331	6	325
1.47	Annual	6-Month EURIBOR	Semi-annual	03/08/18	03/08/28	EUR	120	166	3	163
0.92	Annual	6-Month EURIBOR	Semi-annual	03/08/18	03/08/28	EUR	233	238	(89)	327
0.92	Annual	6-Month EURIBOR	Semi-annual	03/08/18	03/08/28	EUR	243	249	(93)	342
2.57	Semi-annual	3-Month LIBOR	Quarterly	03/08/18	03/08/48	USD	260	(1,158)	8	(1,166)
1.48	Annual	6-Month EURIBOR	Semi-annual	03/08/18	03/08/48	EUR	1,080	9,416	(9,307)	18,723
6-Month GBP LIBOR	Semi-annual	1.56	Semi-annual	03/08/18	03/08/48	GBP	250	10,813	2,313	8,500
3-Month LIBOR	Quarterly	2.52	Semi-annual	03/08/18	03/08/48	USD	130	(776)	4	(780)

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) December 31, 2017	BlackRock Alternative Capital Strategies Fund

Centrally Cleared Interest Rate Swaps (continued)

Received by the Fund		Paid by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month LIBOR	Quarterly	2.53	Semi-annual	03/08/18	03/08/48	USD	130	$(434)	$4	$(438)
6-Month JPY LIBOR	Semi-annual	0.94	Semi-annual	03/08/18	03/08/48	JPY	24,000	(2,217)	6	(2,223)
6-Month EURIBOR	Semi-annual	1.47	Annual	03/08/18	03/08/48	EUR	120	(1,684)	4	(1,688)
6-Month EURIBOR	Semi-annual	1.43	Annual	03/08/18	03/08/48	EUR	60	(1,454)	2	(1,456)
6-Month EURIBOR	Semi-annual	1.42	Annual	03/08/18	03/08/48	EUR	100	(2,884)	4	(2,888)
1.42	Semi-annual	6-Month EURIBOR	Annual	03/08/18	03/08/48	EUR	100	(2,818)	4	(2,822)
3-Month LIBOR	Quarterly	2.55	Semi-annual	03/08/18	03/08/48	USD	130	51	4	47
6-Month EURIBOR	Semi-annual	1.53	Annual	03/08/18	03/08/48	EUR	91	377	3	374
6-Month EURIBOR	Semi-annual	1.50	Annual	03/08/18	03/08/48	EUR	92	(368)	6	(374)
6-Month EURIBOR	Semi-annual	1.50	Annual	03/08/18	03/08/48	EUR	92	(368)	3	(371)
6-Month EURIBOR	Semi-annual	1.50	Annual	03/08/18	03/08/48	EUR	46	(183)	2	(185)
6-Month EURIBOR	Semi-annual	1.50	Annual	03/08/18	03/08/48	EUR	97	(271)	137	(408)

								$(8,047)	$(7,492)	$(555)

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
6-Month SIBOR	Semi-annual	2.03%	Semi-annual	Citibank N.A.	03/21/18	03/21/23	SGD	80	$(397)	$—	$(397)
6-Month SIBOR	Semi-annual	1.81	Semi-annual	Deutsche Bank AG	03/21/18	03/21/23	SGD	100	306	—	306
6-Month SIBOR	Semi-annual	1.81	Semi-annual	Deutsche Bank AG	03/21/18	03/21/23	SGD	80	245	—	245
6-Month SIBOR	Semi-annual	1.79	Semi-annual	Bank of America N.A	03/21/18	03/21/23	SGD	110	404	—	404
6-Month SIBOR	Semi-annual	1.72	Semi-annual	Bank of America N.A	03/21/18	03/21/23	SGD	200	1,232	—	1,232
1.82	Quarterly	3-Month KRW CDC	Quarterly	Deutsche Bank AG	03/21/18	03/21/23	KRW	51,400	(760)	—	(760)

									$1,030	$—	$1,030

OTC Total Return Swaps(a)

Reference Entity	Counterparty	Expiration Date	Net Notional Amount	Unrealized Appreciation (Depreciation)		Net Value of Reference Entities	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Morgan Stanley & Co. International PLC	02/07/19	$115,106	$107,835	(b)	$232,490	5.3%
	Bank of America N.A.	02/20/18	(367,161)	601,584	(c)	223,636	37.6
	Morgan Stanley & Co. International PLC	05/28/19	254,837	80,056	(d)	338,186	8.3
	Bank of America N.A.	02/20/18	(346,502)	651,855	(e)	340,193	47.7

			$(343,720)	$1,441,330		$1,134,505

(a)	The Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 18 – 1,397 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

Garban Intercapital Federal Funds Rate Open

(b)	Amount includes $(9,549) of net dividends and financing fees.
(c)	Amount includes $10,787 of net dividends and financing fees.
(d)	Amount includes $(3,293) of net dividends and financing fees.
(e)	Amount includes $(34,840) of net dividends and financing fees.

See notes to financial statements.

22	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Alternative Capital Strategies Fund

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Morgan Stanley & Co. International PLC as of December 31, 2017, expiration date 02/07/19:

	Shares	Value	% of Basket Value
Reference Entity — Long

Aerospace & Defense
Arconic, Inc.	431	$11,745	5.1%

Automobiles
Ford Motor Co.	594	7,419	3.2
General Motors Co.	472	19,347	8.3

		26,766
Biotechnology
AbbVie, Inc.	39	3,772	1.6
Amgen, Inc.	115	19,998	8.6

		23,770
Chemicals
Mosaic Co.	633	16,243	7.0
WR Grace & Co.	458	32,119	13.8

		48,362
Commercial Services & Supplies
Waste Management, Inc.	115	9,925	4.3

Communications Equipment
Juniper Networks, Inc.	428	12,198	5.2

Consumer Finance
American Express Co.	119	11,818	5.1

Diversified Consumer Services
H&R Block, Inc.	323	8,469	3.6

Diversified Financial Services
MSCI, Inc.	24	3,037	1.3

Electric Utilities
Entergy Corp.	176	14,325	6.2
FirstEnergy Corp.	446	13,656	5.9
PPL Corp.	1,141	35,314	15.2

		63,295
Electrical Equipment
Eaton Corp. PLC	36	2,844	1.2

Electronic Equipment, Instruments & Components
Flex Ltd.	996	17,918	7.7

Energy Equipment & Services
Halliburton Co.	524	25,608	11.0

Food & Staples Retailing
CVS Health Corp.	465	33,712	14.5
Wal-Mart Stores, Inc.	34	3,358	1.4

		37,070
Food Products
Campbell Soup Co.	93	4,474	1.9
J.M. Smucker Co.	205	25,469	11.0
Kellogg Co.	117	7,954	3.4

		37,897
Health Care Equipment & Supplies
Baxter International, Inc.	357	23,076	9.9

Health Care Providers & Services
Anthem, Inc.	30	6,750	2.9
Cigna Corp.	21	4,265	1.8
Express Scripts Holding Co.	344	25,676	11.0

	Shares	Value	% of Basket Value
Health Care Providers & Services (continued)
Humana, Inc.	82	$20,342	8.7%

		57,033
Hotels, Restaurants & Leisure
Royal Caribbean Cruises Ltd.	56	6,680	2.9

Household Products
Clorox Co.	8	1,190	0.5
Colgate-Palmolive Co.	446	33,651	14.5
Kimberly-Clark Corp.	33	3,982	1.7
Procter & Gamble Co.	179	16,446	7.1

		55,269
Independent Power and Renewable Electricity Producers
AES Corp.	2,365	25,613	11.0

Industrial Conglomerates
3M Co.	70	16,476	7.1

Insurance
Assured Guaranty Ltd.	228	7,722	3.3
Hartford Financial Services Group, Inc.	160	9,005	3.9

		16,727
IT Services
Mastercard, Inc., Class A	557	84,308	36.3

Machinery
Caterpillar, Inc.	47	7,406	3.2
Trinity Industries, Inc.	198	7,417	3.2

		14,823
Media
AMC Networks, Inc., Class A	188	10,167	4.4

Metals & Mining
Barrick Gold Corp.	595	8,610	3.7
Cleveland-Cliffs, Inc.	839	6,049	2.6
Goldcorp, Inc.	831	10,612	4.6
Kinross Gold Corp.	703	3,037	1.3
Newmont Mining Corp.	389	14,595	6.3
Nucor Corp.	109	6,930	3.0
Teck Resources Ltd., Class B	153	4,004	1.7

		53,837
Multi-Utilities
Consolidated Edison, Inc.	84	7,136	3.1
PG&E Corp.	75	3,362	1.4

		10,498
Oil, Gas & Consumable Fuels
Chevron Corp.	80	10,015	4.3
Exxon Mobil Corp.	215	17,983	7.7
Occidental Petroleum Corp.	430	31,674	13.6

		59,672
Pharmaceuticals
Bristol-Myers Squibb Co.	506	31,008	13.3
Merck & Co., Inc.	38	2,138	0.9

		33,146
Real Estate Investment Trusts (REITs)
Gaming and Leisure Properties, Inc.	92	3,404	1.5

Road & Rail
Norfolk Southern Corp.	114	16,519	7.1

Semiconductors & Semiconductor Equipment
Intel Corp.	488	22,526	9.7

Software
Microsoft Corp.	142	12,147	5.2

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) December 31, 2017	BlackRock Alternative Capital Strategies Fund

	Shares	Value	% of Basket Value
Specialty Retail
Bed Bath & Beyond, Inc.	579	$12,732	5.5%
L Brands, Inc.	241	14,513	6.2

		27,245
Technology Hardware, Storage & Peripherals
HP, Inc.	147	3,088	1.3
Seagate Technology PLC	57	2,385	1.0
Xerox Corp.	34	991	0.4

		6,464

Total Reference Entity — Long		896,352

Reference Entity — Short

Auto Components
Aptiv PLC	(176)	(14,930)	(6.4)

Chemicals
Ecolab, Inc.	(56)	(7,514)	(3.2)
Methanex Corp.	(787)	(47,653)	(20.5)
Sherwin-Williams Co.	(9)	(3,690)	(1.6)

		(58,857)
Construction Materials
Vulcan Materials Co.	(23)	(2,953)	(1.3)

Containers & Packaging
Ball Corp.	(213)	(8,062)	(3.5)

Food & Staples Retailing
Walgreens Boots Alliance, Inc.	(79)	(5,737)	(2.5)

Food Products
Post Holdings, Inc.	(48)	(3,803)	(1.6)

Health Care Providers & Services
Mednax, Inc.	(388)	(20,735)	(8.9)

Hotels, Restaurants & Leisure
Marriott International, Inc., Class A Class A	(24)	(3,258)	(1.4)

Household Durables
Lennar Corp.	(131)	(8,284)	(3.6)
Tempur Sealy International, Inc.	(14)	(878)	(0.4)

		(9,162)
Household Products
Spectrum Brands Holdings, Inc.	(735)	(82,614)	(35.5)

Insurance
Aon PLC	(93)	(12,462)	(5.4)

Internet & Direct Marketing Retail
Expedia, Inc.	(70)	(8,384)	(3.6)

Media
AMC Entertainment Holdings, Inc., Class A Class A	(837)	(12,638)	(5.4)
Live Nation Entertainment, Inc.	(254)	(10,813)	(4.7)

		(23,451)
Multi-Utilities
Dominion Resources, Inc.	(176)	(14,266)	(6.1)
DTE Energy Co.	(78)	(8,538)	(3.7)

		(22,804)
Oil, Gas & Consumable Fuels
Chesapeake Energy Corp.	(13,008)	(51,512)	(22.2)
Continental Resources, Inc.	(137)	(7,257)	(3.1)
Enbridge, Inc.	(71)	(2,777)	(1.2)
Encana Corp.	(262)	(3,492)	(1.5)
Suncor Energy, Inc.	(36)	(1,322)	(0.6)

	Shares	Value	% of Basket Value
Oil, Gas & Consumable Fuels (continued)
Weatherford International PLC	(11,307)	$(41,609)	(17.9)%

		(107,969)
Pharmaceuticals
Mylan NV	(130)	(5,501)	(2.4)
Zoetis, Inc.	(155)	(11,166)	(4.8)

		(16,667)
Professional Services
Verisk Analytics, Inc., Class A	(62)	(5,952)	(2.6)

Real Estate Investment Trusts (REITs)
Host Hotels & Resorts, Inc.	(59)	(1,171)	(0.5)
Medical Properties Trust, Inc.	(507)	(6,986)	(3.0)
Omega Healthcare Investors, Inc.	(1,607)	(44,257)	(19.0)

		(52,414)
Road & Rail
Hertz Global Holdings, Inc.	(133)	(2,939)	(1.3)

Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.	(7,665)	(78,796)	(33.8)
QUALCOMM, Inc.	(1,226)	(78,489)	(33.7)

		(157,285)
Specialty Retail
Signet Jewelers Ltd.	(167)	(9,444)	(4.0)

Textiles, Apparel & Luxury Goods
Under Armour, Inc., Class A	(1,445)	(20,851)	(8.9)

Wireless Telecommunication Services
Sprint Corp.	(2,229)	(13,129)	(5.5)

Total Reference Entity — Short		(663,862)

Net Value of Reference Entity — Morgan Stanley & Co. International PLC		$232,490

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Bank of America N.A. as of December 31, 2017, expiration date 02/20/18:

	Shares	Value	% of Basket Value
Reference Entity — Long

Aerospace & Defense
Arconic, Inc.	1,296	$35,316	15.8%
Boeing Co.	292	86,114	38.5
Huntington Ingalls Industries, Inc.	160	37,712	16.9

		159,142
Air Freight & Logistics
United Parcel Service, Inc., Class B	690	82,213	36.8

Airlines
Southwest Airlines Co.	1,102	72,126	32.3

Automobiles
Ford Motor Co.	3,967	49,548	22.2
General Motors Co.	755	30,947	13.8

		80,495
Biotechnology
AbbVie, Inc.	260	25,145	11.2
Amgen, Inc.	337	58,604	26.2
Biogen, Inc.	177	56,387	25.2
Gilead Sciences, Inc.	1,116	79,950	35.8

		220,086
Building Products
Masco Corp.	1,935	85,024	38.0

24	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Alternative Capital Strategies Fund

	Shares	Value	% of Basket Value
Building Products (continued)
Owens Corning	930	$85,504	38.2%

		170,528
Chemicals
Eastman Chemical Co.	501	46,413	20.8
LyondellBasell Industries NV, Class A	785	86,601	38.7
Mosaic Co.	1,139	29,227	13.1
WR Grace & Co.	651	45,654	20.4

		207,895
Commercial Services & Supplies
Republic Services, Inc.	1,301	87,961	39.3
Waste Management, Inc.	893	77,066	34.5

		165,027
Communications Equipment
Juniper Networks, Inc.	1,185	33,772	15.1

Consumer Finance
American Express Co.	677	67,233	30.1
Capital One Financial Corp.	740	73,689	33.0

		140,922
Diversified Consumer Services
H&R Block, Inc.	2,641	69,247	31.0

Diversified Financial Services
Berkshire Hathaway, Inc., Class B	86	17,047	7.6
MSCI, Inc.	621	78,581	35.1
Voya Financial, Inc.	1,281	63,371	28.3

		158,999
Electric Utilities
Entergy Corp.	810	65,926	29.5
FirstEnergy Corp.	1,247	38,183	17.1
PPL Corp.	983	30,424	13.6

		134,533
Electrical Equipment
Eaton Corp. PLC	973	76,877	34.4

Electronic Equipment, Instruments & Components
Flex Ltd.	1,493	26,859	12.0

Energy Equipment & Services
Halliburton Co.	114	5,571	2.5
Noble Corp. PLC	4,560	20,611	9.2
Transocean Ltd.	3,327	35,533	15.9

		61,715
Food & Staples Retailing
Sysco Corp.	1,373	83,382	37.3
Wal-Mart Stores, Inc.	757	74,754	33.4

		158,136
Food Products
Bunge Ltd.	202	13,550	6.1
Campbell Soup Co.	1,629	78,371	35.0
General Mills, Inc.	427	25,317	11.3
Hershey Co.	583	66,176	29.6
J.M. Smucker Co.	111	13,791	6.2
Kellogg Co.	182	12,372	5.5

		209,577
Health Care Equipment & Supplies
Baxter International, Inc.	709	45,830	20.5

Health Care Providers & Services
Anthem, Inc.	214	48,152	21.5
Cigna Corp.	287	58,287	26.1
Express Scripts Holding Co.	278	20,750	9.3

	Shares	Value	% of Basket Value
Health Care Providers & Services (continued)
Humana, Inc.	250	$62,018	27.7%
McKesson Corp.	351	54,738	24.5

		243,945
Hotels, Restaurants & Leisure
Hilton Worldwide Holdings, Inc.	212	16,930	7.6
McDonald’s Corp.	497	85,544	38.3
Royal Caribbean Cruises Ltd.	596	71,091	31.8
Yum! Brands, Inc.	1,017	82,997	37.1

		256,562
Household Durables
Toll Brothers, Inc.	604	29,004	13.0

Household Products
Clorox Co.	563	83,741	37.4
Colgate-Palmolive Co.	684	51,608	23.1
Kimberly-Clark Corp.	311	37,525	16.8
Procter & Gamble Co.	696	63,948	28.6

		236,822
Independent Power and Renewable Electricity Producers
AES Corp.	4,596	49,775	22.3
NRG Energy, Inc.	2,929	83,418	37.3

		133,193
Industrial Conglomerates
3M Co.	10	2,354	1.1

Insurance
Assured Guaranty Ltd.	469	15,885	7.1
Hartford Financial Services Group, Inc.	1,109	62,414	27.9
Lincoln National Corp.	1,080	83,020	37.1
Prudential Financial, Inc.	735	84,510	37.8

		245,829
Internet Software & Services
eBay, Inc.	798	30,117	13.5
VeriSign, Inc.	732	83,770	37.5

		113,887
Machinery
Caterpillar, Inc.	495	78,002	34.9
Deere & Co.	539	84,359	37.7
Trinity Industries, Inc.	222	8,316	3.7

		170,677
Media
AMC Networks, Inc., Class A	359	19,415	8.7
Viacom, Inc., Class B	1,093	33,675	15.1
Walt Disney Co.	151	16,234	7.3

		69,324
Metals & Mining
Barrick Gold Corp.	4,264	61,700	27.6
Cleveland-Cliffs, Inc.	3,362	24,240	10.8
Goldcorp, Inc.	5,267	67,259	30.1
Kinross Gold Corp.	11,543	49,866	22.3
Newmont Mining Corp.	1,863	69,900	31.3
Nucor Corp.	1,217	77,377	34.6
Steel Dynamics, Inc.	1,175	50,678	22.7
Teck Resources Ltd., Class B	3,056	79,975	35.8

		480,995
Multi-Utilities
Consolidated Edison, Inc.	318	27,014	12.1
PG&E Corp.	303	13,584	6.1

		40,598

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) December 31, 2017	BlackRock Alternative Capital Strategies Fund

	Shares	Value	% of Basket Value
Multiline Retail
Kohl’s Corp.	1,513	$82,050	36.7%
Macy’s, Inc.	1,916	48,264	21.6
Nordstrom, Inc.	1,002	47,475	21.2
Target Corp.	1,311	85,543	38.3

		263,332
Oil, Gas & Consumable Fuels
Apache Corp.	2,009	84,820	37.9
Chevron Corp.	609	76,241	34.1
EOG Resources, Inc.	145	15,647	7.0
Exxon Mobil Corp.	811	67,832	30.3
Kinder Morgan, Inc.	3,008	54,355	24.3
Marathon Petroleum Corp.	1,268	83,663	37.4
Murphy Oil Corp.	2,691	83,555	37.4
Occidental Petroleum Corp.	735	54,140	24.2
ONEOK, Inc.	904	48,319	21.6
Williams Cos., Inc.	2,829	86,256	38.6

		654,828
Pharmaceuticals
Bristol-Myers Squibb Co.	819	50,188	22.4
Merck & Co., Inc.	1,365	76,809	34.3

		126,997
Real Estate Investment Trusts (REITs)
Boston Properties, Inc.	142	18,464	8.3
Brixmor Property Group, Inc.	858	16,011	7.2
Gaming and Leisure Properties, Inc.	975	36,075	16.1
Kimco Realty Corp.	1,134	20,582	9.2
Lamar Advertising Co., Class A	938	69,637	31.1
VEREIT, Inc.	1,829	14,248	6.4

		175,017
Road & Rail
CSX Corp.	588	32,346	14.5
Norfolk Southern Corp.	484	70,131	31.4

		102,477
Semiconductors & Semiconductor Equipment
Applied Materials, Inc.	1,608	82,201	36.8
Intel Corp.	508	23,449	10.5
KLA-Tencor Corp.	759	79,748	35.7
Lam Research Corp.	186	34,237	15.3
NVIDIA Corp.	433	83,786	37.5

		303,421
Software
Microsoft Corp.	196	16,766	7.5

Specialty Retail
Bed Bath & Beyond, Inc.	482	10,599	4.7
Home Depot, Inc.	280	53,069	23.7
L Brands, Inc.	982	59,136	26.4

		122,804
Technology Hardware, Storage & Peripherals
HP, Inc.	2,751	57,799	25.8
Seagate Technology PLC	604	25,271	11.3
Xerox Corp.	953	27,780	12.4

		110,850
Trading Companies & Distributors
United Rentals, Inc.	350	60,168	26.9

Total Reference Entity — Long		6,233,829

	Shares	Value	% of Basket Value
Reference Entity — Short

Aerospace & Defense
L3 Technologies, Inc.	(70)	$(13,849)	(6.2)%
Raytheon Co.	(329)	(61,803)	(27.6)
TransDigm Group, Inc.	(302)	(82,935)	(37.1)
Triumph Group, Inc.	(1,394)	(37,917)	(17.0)
United Technologies Corp.	(674)	(85,982)	(38.4)

		(282,486)
Air Freight & Logistics
FedEx Corp.	(312)	(77,856)	(34.8)

Auto Components
BorgWarner, Inc.	(287)	(14,663)	(6.6)

Beverages
Constellation Brands, Inc.	(361)	(82,514)	(36.9)
Molson Coors Brewing Co.	(174)	(14,280)	(6.4)

		(96,794)
Chemicals
Ashland Global Holdings, Inc.	(243)	(17,302)	(7.7)
Ecolab, Inc.	(64)	(8,587)	(3.8)
Methanex Corp.	(622)	(37,662)	(16.8)
PolyOne Corp.	(720)	(31,320)	(14.0)
Sherwin-Williams Co.	(104)	(42,644)	(19.1)
Westlake Chemical Corp.	(192)	(20,454)	(9.1)

		(157,969)
Construction Materials
Vulcan Materials Co.	(610)	(78,306)	(35.0)

Containers & Packaging
Ball Corp.	(1,762)	(66,692)	(29.8)
Crown Holdings, Inc.	(1,345)	(75,656)	(33.8)

		(142,348)
Diversified Financial Services
CBOE Holdings, Inc.	(664)	(82,728)	(37.0)

Diversified Telecommunication Services
AT&T, Inc.	(2,074)	(80,637)	(36.1)

Electric Utilities — (16.7%)
NextEra Energy, Inc.	(235)	(36,705)	(16.4)

Electronic Equipment, Instruments & Components
Avnet, Inc.	(1,110)	(43,978)	(19.7)
Keysight Technologies, Inc.	(423)	(17,597)	(7.9)

		(61,575)
Energy Equipment & Services
Ensco PLC, Class A	(3,616)	(21,371)	(9.6)
National Oilwell Varco, Inc.	(424)	(15,272)	(6.8)

		(36,643)
Food & Staples Retailing
Walgreens Boots Alliance, Inc.	(867)	(62,961)	(28.2)

Food Products
ConAgra Foods, Inc.	(577)	(21,736)	(9.7)
Kraft Heinz Co.	(1,038)	(80,715)	(36.1)
Mondelez International, Inc.	(700)	(29,960)	(13.4)
Post Holdings, Inc.	(971)	(76,932)	(34.4)

		(209,343)
Health Care Equipment & Supplies
Abbott Laboratories	(235)	(13,411)	(6.0)
Becton Dickinson and Co.	(371)	(79,416)	(35.5)
Boston Scientific Corp.	(2,792)	(69,214)	(30.9)

26	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Alternative Capital Strategies Fund

	Shares	Value	% of Basket Value
Health Care Equipment & Supplies (continued)
Stryker Corp.	(415)	$(64,259)	(28.7)%
Zimmer Biomet Holdings, Inc.	(695)	(83,866)	(37.5)

		(310,166)
Health Care Providers & Services
Centene Corp.	(801)	(80,805)	(36.1)
HCA Holdings, Inc.	(171)	(15,021)	(6.7)
Mednax, Inc.	(1,087)	(58,089)	(26.0)

		(153,915)
Hotels, Restaurants & Leisure
Marriott International, Inc., Class A Class A	(507)	(68,815)	(30.8)
MGM Resorts International	(1,818)	(60,703)	(27.1)
Wyndham Worldwide Corp.	(704)	(81,573)	(36.5)

		(211,091)
Household Durables
KB Home	(476)	(15,208)	(6.8)
Lennar Corp.	(498)	(31,494)	(14.1)
Newell Rubbermaid, Inc.	(2,586)	(79,907)	(35.7)
Tempur Sealy International, Inc.	(914)	(57,299)	(25.6)

		(183,908)
Household Products
Spectrum Brands Holdings, Inc.	(21)	(2,360)	(1.1)

Industrial Conglomerates
General Electric Co.	(833)	(14,536)	(6.5)
Roper Industries, Inc.	(63)	(16,317)	(7.3)

		(30,853)
Insurance
Aon PLC	(20)	(2,680)	(1.2)
Loews Corp.	(1,172)	(58,635)	(26.2)
Marsh & McLennan Cos., Inc.	(179)	(14,569)	(6.5)
MetLife, Inc.	(568)	(28,718)	(12.8)
Willis Towers Watson PLC	(491)	(73,989)	(33.1)

		(178,591)
Internet & Direct Marketing Retail
Expedia, Inc.	(606)	(72,581)	(32.5)
Netflix, Inc.	(440)	(84,462)	(37.8)
Priceline Group, Inc.	(45)	(78,198)	(35.0)

		(235,241)
Internet Software & Services
Equinix, Inc.	(176)	(79,767)	(35.7)

IT Services
Fidelity National Information Services, Inc.	(793)	(74,613)	(33.4)
Total System Services, Inc.	(207)	(16,372)	(7.3)

		(90,985)
Life Sciences Tools & Services
Thermo Fisher Scientific, Inc.	(71)	(13,481)	(6.0)

Machinery
Parker-Hannifin Corp.	(225)	(44,905)	(20.1)
Stanley Black & Decker, Inc.	(100)	(16,969)	(7.6)

		(61,874)
Media
AMC Entertainment Holdings, Inc., Class A Class A	(1,373)	(20,732)	(9.3)
CBS Corp., Class B	(1,390)	(82,010)	(36.7)
Comcast Corp., Class A	(1,672)	(66,964)	(29.9)
DISH Network Corp.	(1,694)	(80,889)	(36.2)
Live Nation Entertainment, Inc.	(1,179)	(50,190)	(22.4)
Omnicom Group, Inc.	(211)	(15,367)	(6.9)

		(316,152)

	Shares	Value	% of Basket Value
Metals & Mining
Freeport-McMoRan, Inc.	(719)	$(13,632)	(6.1)%
Southern Copper Corp.	(1,800)	(85,410)	(38.2)

		(99,042)
Multi-Utilities
Dominion Resources, Inc.	(35)	(2,837)	(1.3)
DTE Energy Co.	(282)	(30,868)	(13.8)
Public Service Enterprise Group, Inc.	(1,499)	(77,198)	(34.5)
Sempra Energy	(465)	(49,718)	(22.2)

		(160,621)
Multiline Retail
Dollar General Corp.	(826)	(76,826)	(34.4)

Oil, Gas & Consumable Fuels
Andeavor	(752)	(85,984)	(38.4)
Canadian Natural Resources, Ltd.	(1,000)	(35,720)	(16.0)
Chesapeake Energy Corp.	(7,390)	(29,264)	(13.1)
Cimarex Energy Co.	(118)	(14,397)	(6.4)
Concho Resources, Inc.	(559)	(83,973)	(37.5)
ConocoPhillips	(651)	(35,733)	(16.0)
Continental Resources, Inc.	(156)	(8,263)	(3.7)
Diamondback Energy, Inc.	(674)	(85,093)	(38.0)
Enbridge, Inc.	(2,007)	(78,494)	(35.1)
Encana Corp.	(5,163)	(68,823)	(30.8)
EQT Corp.	(709)	(40,356)	(18.0)
Hess Corp.	(1,775)	(84,259)	(37.7)
HollyFrontier Corp.	(1,691)	(86,613)	(38.7)
Newfield Exploration Co.	(556)	(17,531)	(7.8)
Parsley Energy, Inc., Class A	(2,826)	(83,197)	(37.2)
Phillips 66	(150)	(15,173)	(6.8)
Pioneer Natural Resources Co.	(494)	(85,388)	(38.2)
Southwestern Energy Co.	(2,480)	(13,838)	(6.2)
Suncor Energy, Inc.	(451)	(16,561)	(7.4)
Weatherford International PLC	(7,206)	(26,518)	(11.9)

		(995,178)
Pharmaceuticals
Allergan PLC	(362)	(59,216)	(26.5)
Endo International PLC	(2,570)	(19,917)	(8.9)
Mylan NV	(968)	(40,956)	(18.3)
Perrigo Co. PLC	(966)	(84,197)	(37.6)
Zoetis, Inc.	(48)	(3,458)	(1.5)

		(207,744)
Professional Services
Equifax, Inc.	(707)	(83,369)	(37.3)
Verisk Analytics, Inc., Class A	(822)	(78,912)	(35.3)

		(162,281)
Real Estate Investment Trusts (REITs)
Crown Castle International Corp.	(759)	(84,257)	(37.7)
Equity Residential	(907)	(57,840)	(25.9)
HCP, Inc.	(566)	(14,761)	(6.6)
Host Hotels & Resorts, Inc.	(1,112)	(22,073)	(9.9)
Medical Properties Trust, Inc.	(5,213)	(71,835)	(32.1)
Omega Healthcare Investors, Inc.	(655)	(18,039)	(8.1)
Simon Property Group, Inc.	(114)	(19,578)	(8.8)

		(288,383)
Real Estate Management & Development
CBRE Group, Inc.	(1,916)	(82,982)	(37.1)

Road & Rail
Avis Budget Group, Inc.	(321)	(14,086)	(6.3)
Hertz Global Holdings, Inc.	(671)	(14,829)	(6.6)

		(28,915)

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) December 31, 2017	BlackRock Alternative Capital Strategies Fund

	Shares	Value	% of Basket Value
Software
Autodesk, Inc.	(755)	$(79,147)	(35.4)%
Symantec Corp.	(1,103)	(30,950)	(13.8)

		(110,097)
Specialty Retail
Advance Auto Parts, Inc.	(827)	(82,444)	(36.9)
AutoZone, Inc.	(106)	(75,405)	(33.8)
O’Reilly Automotive, Inc.	(343)	(82,505)	(37.0)
Signet Jewelers Ltd.	(73)	(4,128)	(1.9)

		(244,482)
Textiles, Apparel & Luxury Goods
Tapestry, Inc.	(713)	(31,536)	(14.2)
Under Armour, Inc., Class A	(1,168)	(16,854)	(7.6)

		(48,390)
Tobacco
Altria Group, Inc.	(1,182)	(84,407)	(37.8)
Philip Morris International, Inc.	(223)	(23,560)	(10.6)

		(107,967)
Wireless Telecommunication Services
Sprint Corp.	(4,073)	(23,990)	(10.8)
T-Mobile US, Inc.	(1,321)	(83,897)	(37.6)

		(107,887)

Total Reference Entity — Short		(6,010,193)

Net Value of Reference Entity — Bank of America N.A.		$223,636

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Morgan Stanley & Co. International PLC as of December 31, 2017, expiration date 05/28/19:

	Shares	Value	% of Basket Value
Reference Entity — Long

Aerospace & Defense
Arconic, Inc.	513	$13,979	4.1%
Raytheon Co.	329	61,803	18.3

		75,782
Air Freight & Logistics
United Parcel Service, Inc., Class B	753	89,720	26.5

Automobiles
General Motors Co.	279	11,436	3.4

Biotechnology
Amgen, Inc.	40	6,956	2.1

Commercial Services & Supplies
Republic Services, Inc.	360	24,340	7.2
Waste Management, Inc.	361	31,154	9.2

		55,494
Consumer Finance
American Express Co.	99	9,832	2.9

Containers & Packaging
Packaging Corp. of America	3	362	0.1
WestRock Co.	52	3,287	1.0

		3,649
Diversified Telecommunication Services
Verizon Communications, Inc.	499	26,412	7.8

Electric Utilities — 3.7%
Entergy Corp.	21	1,709	0.5

	Shares	Value	% of Basket Value
Electric Utilities (continued)
Exelon Corp.	275	$10,838	3.2%

		12,547
Energy Equipment & Services
Halliburton Co.	147	7,184	2.1

Food & Staples Retailing
CVS Health Corp.	988	71,630	21.2

Food Products
Campbell Soup Co.	134	6,447	1.9
Hershey Co.	31	3,519	1.0
Tyson Foods, Inc., Class A	489	39,643	11.7

		49,609
Health Care Equipment & Supplies
Baxter International, Inc.	48	3,103	0.9
Boston Scientific Corp.	329	8,156	2.4

		11,259
Health Care Providers & Services
UnitedHealth Group, Inc.	132	29,101	8.6

Hotels, Restaurants & Leisure
Carnival Corp.	47	3,120	0.9
Darden Restaurants, Inc.	44	4,225	1.2
McDonald’s Corp.	18	3,098	0.9
Yum! Brands, Inc.	38	3,101	0.9

		13,544
Household Durables
MDC Holdings, Inc.	129	4,102	1.2

Household Products
Colgate-Palmolive Co.	945	71,300	21.1
Kimberly-Clark Corp.	288	34,750	10.3

		106,050
Independent Power and Renewable Electricity Producers
AES Corp.	8,022	86,878	25.7

Industrial Conglomerates
3M Co.	27	6,355	1.9
General Electric Co.	2,860	49,907	14.8

		56,262
Insurance
Allstate Corp.	31	3,246	1.0
Aon PLC	43	5,762	1.7
Loews Corp.	611	30,569	9.0
XL Group Ltd.	413	14,521	4.3

		54,098
Media
TEGNA, Inc.	3,653	51,434	15.2
Walt Disney Co.	56	6,021	1.8

		57,455
Metals & Mining
Barrick Gold Corp.	3,687	53,351	15.8
Freeport-McMoRan, Inc.	296	5,612	1.7
Newmont Mining Corp.	944	35,419	10.5
Teck Resources Ltd., Class B	243	6,359	1.9

		100,741
Multiline Retail
Macy’s, Inc.	1,386	34,913	10.3

Oil, Gas & Consumable Fuels
Anadarko Petroleum Corp.	821	44,038	13.0
Apache Corp.	77	3,251	1.0
ConocoPhillips	58	3,183	0.9

28	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Alternative Capital Strategies Fund

	Shares	Value	% of Basket Value
Oil, Gas & Consumable Fuels (continued)
Devon Energy Corp.	1,762	$72,947	21.6%
Marathon Oil Corp.	2,547	43,121	12.8
Occidental Petroleum Corp.	52	3,830	1.1
Valero Energy Corp.	37	3,401	1.0
Williams Cos., Inc.	212	6,464	1.9

		180,235
Pharmaceuticals
Bristol-Myers Squibb Co.	51	3,125	0.9
Pfizer, Inc.	341	12,351	3.7

		15,476
Real Estate Investment Trusts (REITs)
HCP, Inc.	190	4,955	1.5

Road & Rail
Avis Budget Group, Inc.	498	21,852	6.5
Canadian National Railway Co.	121	9,983	3.0
Norfolk Southern Corp.	228	33,037	9.8
Ryder System, Inc.	39	3,283	1.0
Union Pacific Corp.	180	24,138	7.1

		92,293
Specialty Retail
Gap, Inc.	177	6,029	1.8
Home Depot, Inc.	535	101,398	30.0
Lowe’s Cos., Inc.	47	4,368	1.3

		111,795
Wireless Telecommunication Services
Rogers Communications, Inc., Class B	310	15,788	4.7

Total Reference Entity — Long		1,395,196

Reference Entity — Short

Beverages
Molson Coors Brewing Co.	(435)	(35,701)	(10.6)

Chemicals
Sherwin-Williams Co.	(236)	(96,769)	(28.6)

Electric Utilities
Southern Co.	(1,971)	(94,785)	(28.0)

Food Products
Archer-Daniels-Midland Co.	(1,851)	(74,188)	(21.9)
Kellogg Co.	(517)	(35,146)	(10.4)

		(109,334)
Health Care Equipment & Supplies
Abbott Laboratories	(15)	(856)	(0.3)

Household Durables
Mohawk Industries, Inc.	(196)	(54,076)	(16.0)

Internet & Direct Marketing Retail
Expedia, Inc.	(442)	(52,938)	(15.7)

IT Services
Western Union Co.	(4,636)	(88,130)	(26.1)

Machinery
Stanley Black & Decker, Inc.	(594)	(100,796)	(29.8)

Media
Comcast Corp., Class A	(1,813)	(72,611)	(21.5)

Multi-Utilities
Dominion Resources, Inc.	(1,180)	(95,651)	(28.3)

Multiline Retail
Dillard’s, Inc., Class A Class A	(642)	(38,552)	(11.4)

	Shares	Value	% of Basket Value
Oil, Gas & Consumable Fuels
Chesapeake Energy Corp.	(25,587)	$(101,325)	(30.0)%

Pharmaceuticals
Valeant Pharmaceuticals International, Inc.	(4,418)	(91,806)	(27.1)

Textiles, Apparel & Luxury Goods
VF Corp.	(320)	(23,680)	(7.1)

Total Reference Entity — Short		(1,057,010)

Net Value of Reference Entity — Morgan Stanley & Co. International PLC		$338,186

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Bank of America N.A. as of December 31, 2017, expiration date 02/20/18:

	Shares	Value	% of Basket Value
Reference Entity — Long

Aerospace & Defense
Arconic, Inc.	1,059	$28,858	8.5%
Boeing Co.	334	98,500	29.0
Lockheed Martin Corp.	322	103,378	30.4
Northrop Grumman Corp.	313	96,063	28.2
Raytheon Co.	211	39,636	11.7

		366,435
Air Freight & Logistics
United Parcel Service, Inc., Class B	81	9,651	2.8

Airlines
Southwest Airlines Co.	1,515	99,157	29.1

Automobiles
General Motors Co.	1,963	80,463	23.7

Biotechnology
Amgen, Inc.	524	91,124	26.8

Chemicals
Eastman Chemical Co.	1,084	100,422	29.5

Commercial Services & Supplies
Republic Services, Inc.	1,068	72,208	21.2
Waste Management, Inc.	844	72,837	21.4

		145,045
Communications Equipment
Motorola Solutions, Inc.	954	86,184	25.3

Consumer Finance
American Express Co.	931	92,458	27.2
Navient Corp.	7,645	101,831	29.9

		194,289
Containers & Packaging
Packaging Corp. of America	852	102,709	30.2
WestRock Co.	1,543	97,533	28.7

		200,242
Diversified Telecommunication Services
Verizon Communications, Inc.	1,107	58,594	17.2

Electric Utilities
American Electric Power Co., Inc.	748	55,030	16.2
Entergy Corp.	1,117	90,913	26.7
Exelon Corp.	1,900	74,879	22.0
FirstEnergy Corp.	962	29,456	8.7

		250,278

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) December 31, 2017	BlackRock Alternative Capital Strategies Fund

	Shares	Value	% of Basket Value
Electronic Equipment, Instruments & Components
Corning, Inc.	3,105	$99,329	29.2%

Energy Equipment & Services
Halliburton Co.	1,952	95,394	28.0

Food & Staples Retailing
Wal-Mart Stores, Inc.	983	97,071	28.5

Food Products
Campbell Soup Co.	1,889	90,880	26.7
General Mills, Inc.	1,284	76,128	22.4
Hershey Co.	858	97,392	28.6
Tyson Foods, Inc., Class A	702	56,911	16.7

		321,311
Health Care Equipment & Supplies
Baxter International, Inc.	1,485	95,990	28.2
Boston Scientific Corp.	3,413	84,608	24.9
Medtronic PLC	437	35,288	10.4

		215,886
Health Care Providers & Services
Anthem, Inc.	394	88,654	26.1
Cigna Corp.	482	97,890	28.8
Humana, Inc.	389	96,499	28.4
Quest Diagnostics, Inc.	1,027	101,149	29.7
UnitedHealth Group, Inc.	289	63,713	18.7

		447,905
Hotels, Restaurants & Leisure
Carnival Corp.	1,433	95,108	28.0
Darden Restaurants, Inc.	985	94,580	27.8
Marriott International, Inc., Class A	744	100,983	29.7
McDonald’s Corp.	564	97,076	28.5
Yum! Brands, Inc.	1,179	96,218	28.3

		483,965
Household Durables
D.R. Horton, Inc.	355	18,130	5.3
MDC Holdings, Inc.	2,631	83,876	24.7
Toll Brothers, Inc.	2,012	96,616	28.4

		198,622
Household Products
Clorox Co.	173	25,732	7.6
Colgate-Palmolive Co.	391	29,501	8.7
Kimberly-Clark Corp.	534	64,433	18.9
Procter & Gamble Co.	1,057	97,117	28.5

		216,783
Independent Power and Renewable Electricity Producers
AES Corp.	714	7,733	2.3

Industrial Conglomerates
3M Co.	130	30,598	9.0
General Electric Co.	2,187	38,163	11.2

		68,761
Insurance
Allstate Corp.	945	98,951	29.1
American International Group, Inc.	443	26,394	7.8
Aon PLC	589	78,926	23.2
Hartford Financial Services Group, Inc.	1,801	101,360	29.8
Loews Corp.	1,304	65,239	19.2
Marsh & McLennan Cos., Inc.	1,183	96,284	28.3
Prudential Financial, Inc.	229	26,331	7.7
Travelers Cos., Inc.	121	16,413	4.8
XL Group Ltd.	1,951	68,597	20.2

		578,495

	Shares	Value	% of Basket Value
IT Services
First Data Corp., Class A	5,771	$96,433	28.3%
International Business Machines Corp.	607	93,126	27.4

		189,559
Machinery
Caterpillar, Inc.	644	101,482	29.8
Meritor, Inc.	2,492	58,462	17.2

		159,944
Media
Omnicom Group, Inc.	1,346	98,029	28.8
TEGNA, Inc.	105	1,479	0.4
Walt Disney Co.	602	64,721	19.0

		164,229
Metals & Mining
Barrick Gold Corp.	3,419	49,473	14.5
Freeport-McMoRan, Inc.	4,868	92,297	27.1
Newmont Mining Corp.	1,705	63,972	18.8
Teck Resources Ltd., Class B	3,585	93,819	27.6
United States Steel Corp.	509	17,912	5.3

		317,473
Multi-Utilities
CenterPoint Energy, Inc.	2,945	83,520	24.6

Multiline Retail
Kohl’s Corp.	1,750	94,902	27.9
Macy’s, Inc.	2,450	61,716	18.1
Target Corp.	1,526	99,571	29.3

		256,189
Oil, Gas & Consumable Fuels
Anadarko Petroleum Corp.	1,019	54,659	16.1
Andeavor	871	99,590	29.3
Apache Corp.	2,278	96,177	28.3
ConocoPhillips	1,687	92,599	27.2
Devon Energy Corp.	670	27,738	8.2
Kinder Morgan, Inc.	5,195	93,874	27.6
Marathon Oil Corp.	2,982	50,485	14.8
Murphy Oil Corp.	3,112	96,628	28.4
Occidental Petroleum Corp.	1,301	95,832	28.2
Valero Energy Corp.	1,067	98,068	28.8
Williams Cos., Inc.	3,052	93,055	27.4

		898,705
Paper & Forest Products
International Paper Co.	576	33,373	9.8

Pharmaceuticals
Bristol-Myers Squibb Co.	1,575	96,516	28.4
Johnson & Johnson	666	93,053	27.4
Pfizer, Inc.	2,290	82,944	24.4

		272,513
Real Estate Investment Trusts (REITs)
HCP, Inc.	974	25,402	7.5
Host Hotels & Resorts, Inc.	1,436	28,505	8.4

		53,907
Road & Rail
Avis Budget Group, Inc.	1,587	69,638	20.5
Canadian National Railway Co.	1,061	87,532	25.7
Norfolk Southern Corp.	465	67,378	19.8
Ryder System, Inc.	1,168	98,311	28.9
Union Pacific Corp.	549	73,621	21.6

		396,480
Software
Oracle Corp.	1,945	91,960	27.0

30	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Alternative Capital Strategies Fund

	Shares	Value	% of Basket Value
Specialty Retail
Gap, Inc.	2,103	$71,628	21.1%
Lowe’s Cos., Inc.	1,025	95,264	28.0

		166,892
Technology Hardware, Storage & Peripherals
HP, Inc.	4,733	99,440	29.2

Trading Companies & Distributors
HD Supply Holdings, Inc.	1,106	44,273	13.0

Total Reference Entity — Long		7,741,596

Reference Entity — Short

Aerospace & Defense
Honeywell International, Inc.	(634)	(97,230)	(28.6)
Textron, Inc.	(1,811)	(102,485)	(30.1)
United Technologies Corp.	(786)	(100,270)	(29.5)

		(299,985)
Air Freight & Logistics
FedEx Corp.	(255)	(63,633)	(18.7)

Airlines
JetBlue Airways Corp.	(4,313)	(96,352)	(28.3)

Auto Components
Goodyear Tire & Rubber Co.	(1,004)	(32,439)	(9.5)
Johnson Controls International PLC	(2,318)	(88,339)	(26.0)

		(120,778)
Automobiles
Ford Motor Co.	(2,389)	(29,839)	(8.8)

Beverages
Coca-Cola Co.	(1,071)	(49,138)	(14.4)
Constellation Brands, Inc.	(330)	(75,428)	(22.2)
Molson Coors Brewing Co.	(720)	(59,090)	(17.4)
PepsiCo, Inc.	(783)	(93,897)	(27.6)

		(277,553)
Chemicals
Agrium, Inc.	(480)	(55,200)	(16.2)
Air Products & Chemicals, Inc.	(536)	(87,947)	(25.9)
Potash Corp. of Saskatchewan, Inc.	(2,716)	(56,085)	(16.5)
PPG Industries, Inc.	(835)	(97,545)	(28.7)
RPM International, Inc.	(1,764)	(92,469)	(27.2)

		(389,246)
Construction Materials
Vulcan Materials Co.	(184)	(23,620)	(6.9)

Consumer Finance
Ally Financial, Inc.	(2,132)	(62,169)	(18.3)
Capital One Financial Corp.	(993)	(98,883)	(29.1)
OneMain Holdings, Inc.	(3,694)	(96,007)	(28.2)

		(257,059)
Diversified Financial Services
Berkshire Hathaway, Inc., Class B	(522)	(103,471)	(30.4)
Welltower, Inc.	(517)	(32,969)	(9.7)

		(136,440)
Diversified Telecommunication Services
AT&T, Inc.	(2,514)	(97,744)	(28.7)

Electrical Equipment
Eaton Corp. PLC	(1,073)	(84,778)	(24.9)

Electronic Equipment, Instruments & Components
Arrow Electronics, Inc.	(1,165)	(93,678)	(27.5)
Avnet, Inc.	(2,499)	(99,010)	(29.1)

		(192,688)

	Shares	Value	% of Basket Value
Equity Real Estate Investment Trusts (REITs)
Uniti Group, Inc.	(5,572)	$(99,126)	(29.1)%

Food & Staples Retailing
Costco Wholesale Corp.	(313)	(58,256)	(17.1)
Kroger Co.	(1,594)	(43,755)	(12.9)

		(102,011)
Food Products
Archer-Daniels-Midland Co.	(469)	(18,798)	(5.5)
ConAgra Foods, Inc.	(2,619)	(98,658)	(29.0)
Kellogg Co.	(385)	(26,172)	(7.7)
Kraft Heinz Co.	(1,212)	(94,245)	(27.7)
Mondelez International, Inc.	(2,305)	(98,654)	(29.0)

		(336,527)
Health Care Equipment & Supplies
Abbott Laboratories	(1,253)	(71,509)	(21.0)

Health Care Providers & Services
AmerisourceBergen Corp.	(1,059)	(97,237)	(28.6)
Cardinal Health, Inc.	(1,573)	(96,378)	(28.3)
HCA Holdings, Inc.	(1,149)	(100,928)	(29.7)
McKesson Corp.	(632)	(98,560)	(29.0)
Universal Health Services, Inc.	(333)	(37,746)	(11.1)

		(430,849)
Hotels, Restaurants & Leisure
MGM Resorts International	(2,966)	(99,035)	(29.1)
Royal Caribbean Cruises Ltd.	(405)	(48,308)	(14.2)

		(147,343)
Household Durables
Lennar Corp.	(1,581)	(99,983)	(29.4)
Mohawk Industries, Inc.	(158)	(43,592)	(12.8)
Newell Rubbermaid, Inc.	(3,259)	(100,703)	(29.6)
PulteGroup, Inc.	(2,989)	(99,384)	(29.2)
Whirlpool Corp.	(209)	(35,246)	(10.4)

		(378,908)
Independent Power and Renewable Electricity Producers
NRG Energy, Inc.	(575)	(16,376)	(4.8)

Industrial Conglomerates
Danaher Corp.	(1,064)	(98,760)	(29.0)

Insurance
MetLife, Inc.	(1,913)	(96,721)	(28.4)
Prudential Financial, Inc.	(1,101)	(126,593)	(37.2)
Unum Group	(1,791)	(98,308)	(28.9)

		(321,622)
Internet & Direct Marketing Retail
Expedia, Inc.	(358)	(42,878)	(12.6)

Leisure Products
Brunswick Corp.	(693)	(38,267)	(11.2)
Hasbro, Inc.	(1,023)	(92,981)	(27.3)
Mattel, Inc.	(6,371)	(97,986)	(28.8)

		(229,234)
Machinery
Cummins, Inc.	(349)	(61,647)	(18.1)
Deere & Co.	(346)	(54,153)	(15.9)
Dover Corp.	(984)	(99,374)	(29.2)

		(215,174)
Media
CBS Corp., Class B	(1,714)	(101,126)	(29.7)
Comcast Corp., Class A	(601)	(24,070)	(7.1)
DISH Network Corp.	(1,939)	(92,587)	(27.2)

		(217,783)

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) December 31, 2017	BlackRock Alternative Capital Strategies Fund

	Shares	Value	% of Basket Value
Metals & Mining
Nucor Corp.	(1,603)	$(101,919)	(30.0)%

Multi-Utilities
CMS Energy Corp.	(1,298)	(61,395)	(18.0)

Multiline Retail
Nordstrom, Inc.	(1,935)	(91,680)	(26.9)

Oil, Gas & Consumable Fuels
Canadian Natural Resources, Ltd.	(2,756)	(98,444)	(28.9)
Chevron Corp.	(324)	(40,561)	(11.9)
Enbridge, Inc.	(2,633)	(102,977)	(30.3)
Encana Corp.	(3,672)	(48,948)	(14.4)
Exxon Mobil Corp.	(1,131)	(94,597)	(27.8)
Hess Corp.	(1,897)	(90,050)	(26.5)
Newfield Exploration Co.	(2,837)	(89,451)	(26.3)
Pioneer Natural Resources Co.	(588)	(101,636)	(29.9)
Suncor Energy, Inc.	(2,749)	(100,943)	(29.7)
Weatherford International PLC	(25,627)	(94,307)	(27.7)

		(861,914)
Pharmaceuticals
Eli Lilly & Co.	(1,060)	(89,528)	(26.3)

Real Estate Investment Trusts (REITs)
Avalonbay Communities, Inc.	(501)	(89,384)	(26.3)
Boston Properties, Inc.	(143)	(18,594)	(5.5)
DDR Corp.	(3,115)	(27,910)	(8.2)
Kimco Realty Corp.	(2,178)	(39,531)	(11.6)
Simon Property Group, Inc.	(553)	(94,972)	(27.9)
Vornado Realty Trust	(1,255)	(98,116)	(28.8)

		(368,507)
Real Estate Management & Development
Realogy Holdings Corp.	(2,420)	(64,130)	(18.9)

	Shares	Value	% of Basket Value
Road & Rail
CSX Corp.	(1,069)	$(58,806)	(17.3)%

Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.	(9,296)	(95,563)	(28.1)
Texas Instruments, Inc.	(960)	(100,262)	(29.5)

		(195,825)
Specialty Retail
AutoZone, Inc.	(50)	(35,568)	(10.5)
Best Buy Co., Inc.	(1,082)	(74,085)	(21.8)
L Brands, Inc.	(940)	(56,607)	(16.6)
TJX Cos., Inc.	(1,328)	(101,539)	(29.8)

		(267,799)
Technology Hardware, Storage & Peripherals
Xerox Corp.	(3,352)	(97,711)	(28.7)

Textiles, Apparel & Luxury Goods
VF Corp.	(1,009)	(74,666)	(22.0)

Tobacco
Altria Group, Inc.	(1,342)	(95,832)	(28.3)
Philip Morris International, Inc.	(889)	(93,923)	(27.7)

		(189,755)
Wireless Telecommunication Services
Sprint Corp.	(16,970)	(99,953)	(29.5)

Total Reference Entity — Short		(7,401,403)

Net Value of Reference Entity — Bank of America N.A.		$340,193

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$38,290	$(15,859)	$81,847	$(78,262)
OTC Derivatives	$—	$—	$1,443,517	$(1,157)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$10,544	$—	$10,544
Swaps — centrally cleared
Net unrealized appreciation(a)	—	4,140	—	—	77,707	—	81,847
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	1,441,330	—	2,187	—	1,443,517

	$—	$4,140	$1,441,330	$—	$90,438	$—	$1,535,908

32	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Alternative Capital Strategies Fund

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$13,189	$—	$13,189
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	41	—	—	41
Swaps — centrally cleared
Net unrealized depreciation(a)	—	—	—	—	78,262	—	78,262
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	—	—	1,157	—	1,157

	$—	$—	$—	$41	$92,608	$—	$92,649

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the period ended December 31, 2017, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$92,105	$—	$92,105
Forward foreign currency exchange contracts	—	—	—	(3,930)	—	—	(3,930)
Swaps	—	8,568	390,796	—	(7,334)	—	392,030
Options purchased(a)	—	—	(12,400)	—	—	—	(12,400)
Options written	—	—	3,200	—	—	—	3,200

	$—	$8,568	$381,596	$(3,930)	$84,771	$—	$471,005

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$23,593	$—	$23,593
Forward foreign currency exchange contracts	—	—	—	826	—	—	826
Swaps	—	6,557	986,183	—	2,468	—	995,208

	$—	$6,557	$986,183	$826	$26,061	$—	$1,019,627

(a)	Options purchased are included in net realized gain (loss) from investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$3,842,923
Average notional value of contracts — short	$4,316,247
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$28,994
Average amounts sold — in USD	$23,786
Options:
Average value of option contracts purchased	$563
Average value of option contracts written	$125
Credit default swaps:
Average notional value — buy protection	$155,000
Average notional value — sell protection	$476,250
Interest rate swaps:
Average notional value — pays fixed rate	$10,675,856
Average notional value — receives fixed rate	$11,265,115
Total return swaps:
Average notional value	$(1,925)

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) December 31, 2017	BlackRock Alternative Capital Strategies Fund

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Futures contracts	$2,130	$794
Swaps — centrally cleared	—	6,767
Swaps — OTC(a)	1,443,517	1,157
Forward foreign currency exchange contracts	—	41

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,445,647	$8,759
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(2,130)	(7,561)

Total derivative assets and liabilities subject to an MNA	$1,443,517	$1,198

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)
Bank of America N.A.	$1,255,075	$—	$—	$—	$1,255,075
Deutsche Bank AG	551	(551)	—	—	—
Morgan Stanley & Co. International PLC	187,891	(41)	—	(187,850)	—

	$1,443,517	$(592)	$—	$(187,850)	$1,255,075

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (d)
Citibank N.A.	$397	$—	$—	$—	$397
Deutsche Bank AG	760	(551)	—	—	209
Morgan Stanley & Co. International PLC	41	(41)	—	—	—

	$1,198	$(592)	$—	$—	$606

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$3,168,843	$—	$—	$3,168,843
Asset-Backed Securities	—	5,331,052	254,828	5,585,880
Corporate Bonds	—	11,206,498	—	11,206,498
U.S. Government Sponsored Agency Securities	—	11,618,462	—	11,618,462
Short-Term Securities	1,004,163	—	—	1,004,163
Liabilities:
Investments:
TBA Sale Commitments	—	(478,955)	—	(478,955)

	$4,173,006	$27,677,057	$254,828	$32,104,891

34	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Alternative Capital Strategies Fund

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets:
Interest rate contracts	$10,544	$79,894	$—	$90,438
Credit contracts	—	4,140	—	4,140
Equity contracts	—	1,441,330	—	1,441,330
Liabilities:
Forward foreign currency contracts	—	(41)	—	(41)
Interest rate contracts	(13,189)	(79,419)	—	(92,608)

	$(2,645)	$1,445,904	$—	$1,443,259

(a)	Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2017, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments December 31, 2017	BlackRock Emerging Markets Equity Strategies Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 95.6%

Austria — 2.2%
Erste Group Bank AG(a)	22,638	$981,030

Brazil — 4.9%
BB Seguridade Participacoes SA	107,521	923,479
BR Malls Participacoes SA	187,010	717,686
Cia. Hering	68,265	527,253

		2,168,418
China — 13.2%
Bank of China Ltd., Class H	1,689,000	830,140
China Petroleum & Chemical Corp. — ADR	2,871	210,645
China Petroleum & Chemical Corp. Class H	458,000	335,454
Huaneng Power International, Inc. — ADR	38,780	969,500
Industrial & Commercial Bank of China Ltd., Class H	1,324,000	1,061,364
Ping An Insurance Group Co. of China Ltd., Class H	96,000	995,719
Skyworth Digital Holdings Ltd.	1,871,369	803,303
ZTO Express Cayman, Inc. — ADR(a)	37,886	600,493

		5,806,618
Colombia — 2.3%
Ecopetrol SA — ADR	70,411	1,030,113

Greece — 2.9%
Alpha Bank AE(a)	258,376	553,962
Eurobank Ergasias SA(a)	485,916	495,572
National Bank of Greece SA(a)	566,941	216,745

		1,266,279
Hong Kong — 6.5%
China Mobile Ltd.	110,000	1,112,324
China Resources Power Holdings Co. Ltd.	588,000	1,093,647
Crystal International Group Ltd.(a)(b)	653,028	631,894

		2,837,865
India — 6.5%
Mahindra & Mahindra Ltd. — GDR	49,403	1,151,090
Reliance Industries Ltd. — GDR(b)	38,199	1,084,441
State Bank of India — GDR	12,709	618,928

		2,854,459
Indonesia — 5.9%
Astra International Tbk PT	2,529,500	1,545,095
Semen Indonesia Persero Tbk PT	1,454,400	1,061,254

		2,606,349
Mexico — 3.1%
America Movil SAB de CV, Series L — ADR	42,310	725,617
PLA Administradora Industrial S de RL de CV(a)	413,680	629,698

		1,355,315
Qatar — 3.0%
Qatar National Bank SAQ	38,423	1,340,109

Russia — 6.1%
Gazprom PJSC — ADR	108,583	477,320
Novatek PJSC — GDR	8,176	982,755
Rosneft PJSC — GDR	98,610	490,669
VTB Bank PJSC	553,065,920	453,557
VTB Bank PJSC — GDR	143,716	261,276

		2,665,577

Security	Shares	Value
South Africa — 11.4%
AngloGold Ashanti Ltd.	17,080	$178,075
AngloGold Ashanti Ltd. — ADR	2,191	22,326
FirstRand Ltd.	143,256	775,530
Mr Price Group Ltd.	36,692	723,624
Sanlam Ltd.	194,501	1,363,155
Sasol Ltd.	32,582	1,126,294
Shoprite Holdings Ltd.	44,600	797,339

		4,986,343
South Korea — 10.8%
Doosan Bobcat, Inc.(a)	8,897	297,016
GSretail Co. Ltd.(a)	19,913	749,115
Hyundai Motor Co.	6,031	877,731
Hyundai Robotics Co. Ltd.(a)	1,668	593,628
Pan Ocean Co. Ltd.(a)	140,180	688,802
Shinhan Financial Group Co. Ltd.(a)	20,833	961,593
Shinhan Financial Group Co. Ltd. — ADR(a)	12,382	574,525

		4,742,410
Taiwan — 4.3%
Land Mark Optoelectronics Corp.	53,000	678,744
MediaTek, Inc.	123,000	1,209,065

		1,887,809
Thailand — 5.2%
Indorama Ventures PCL — NVDR	688,800	1,123,694
Land & Houses PCL	3,474,600	1,119,463
Land & Houses PCL, Foreign Registered Shares	77,300	24,905

		2,268,062
Turkey — 3.2%
Arcelik AS	115,879	657,036
Eldorado Gold Corp.	512,861	742,567

		1,399,603
United Arab Emirates — 4.1%
Air Arabia PJSC	3,576,912	1,207,643
Emaar Properties PJSC	310,142	577,795

		1,785,438

Total Long-Term Investments — 95.6% (Cost — $39,251,968)		41,981,797

Short-Term Securities — 7.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.17%(c)(d)	3,283,441	3,283,441

Total Short-Term Securities — 7.5% (Cost — $3,283,441)		3,283,441

Total Investments — 103.1% (Cost — $42,535,409)		45,265,238
Liabilities in Excess of Other Assets — (3.1)%		(1,350,720)

Net Assets — 100.0%		$43,914,518

(a)	Non-income producing security.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Annualized 7-day yield as of period end.

36	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Emerging Markets Equity Strategies Fund

(d)	During the year ended December 31, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/16	Net Activity	Shares Held at 12/31/17	Value at 12/3117	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	32,905	3,250,536	3,283,441	$3,283,441	$16,463	$—	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets E-Mini Index	38	03/16/18	$2,211	$(8,244)

OTC Total Return Swaps(a)

Reference Entity	Counterparty	Expiration Date	Net Notional Amount	Unrealized Appreciation (Depreciation)		Net Value of Reference Entities	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short:	Credit Suisse International	01/08/18	$6,184,222	$278,574	(b)	$6,458,924	28.4%
	Deutsche Bank AG	01/15/18	(3,805,715)	(159,830	)(c)	(3,944,720)	11.9
	HSBC Bank PLC	01/08/18	(1,909,239)	(258,861	)(d)	(2,175,308)	21.5

			$469,268	$(140,117)		$338,896

(a)	The Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 20 – 400 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

USD 1 Day LIBOR
USD 1 Month LIBOR
HKD 1 Month HIBOR
PLN 1 Month WIBOR

(b)	Amount includes $3,872 of net dividends and financing fees.
(c)	Amount includes $(20,825) of net dividends and financing fees.
(d)	Amount includes $7,208 of net dividends and financing fees.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) December 31, 2017	BlackRock Emerging Markets Equity Strategies Fund

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Credit Suisse International as of December 31, 2017, expiration date 01/08/18:

	Shares	Value	% of Basket Value
Reference Entity — Long

Brazil
MRV Engenharia e Participacoes SA	306,727	$1,390,725	21.5%

China
CNOOC Ltd. — ADR	6,437	924,096	14.3
SJM Holdings Ltd.	843,000	753,250	11.7

		1,677,346
Egypt
Centamin PLC	383,890	817,664	12.7

Greece
Alpha Bank AE	186,081	398,960	6.2

India
Axis Bank Ltd.	30,096	1,315,195	20.4

Mexico
Cemex S.A.B. de CV	94,419	708,142	11.0

Qatar
Industries Qatar QSC	31,264	841,492	13.0

South Africa
AngloGold Ashanti Ltd.	65,634	684,297	10.6

South Korea
SK Holdings Co. Ltd.	3,076	813,141	12.6

Thailand
PTT Global Chemical PCL — NVDR	93,200	1,255,985	19.4

Total Reference Entity — Long		9,902,947

Reference Entity — Short

Brazil
VALE SA	(67,146)	(821,196)	(12.7)

China
AIA Group Ltd.	(172,000)	(1,462,971)	(22.7)

Philippines
BDO Unibank, Inc.	(37,081)	(121,671)	(1.9)

Turkey
Akbank TAS	(400,041)	(1,038,185)	(16.1)

Total Reference Entity — Short		(3,444,023)

Net Value of Reference Entity — Credit Suisse International		$6,458,924

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Deutsche Bank AG as of December 31, 2017, expiration date 01/15/18:

	Shares	Value	% of Basket Value
Reference Entity — Long

China
Huadian Power International Corp. Ltd., Class H	1,930,000	$700,330	(17.8)%

Total Reference Entity — Long		700,330

	Shares	Value	% of Basket Value
Reference Entity — Short

China
Sunac China Holdings Ltd.	(178,000)	$(733,418)	18.7%

France
LVMH Moet Hennessy Louis Vuitton SE	(3,077)	(903,116)	22.9

Philippines
Ayala Land Inc.	(275,000)	(245,326)	6.2
BDO Unibank, Inc.	(158,690)	(520,697)	13.2

		(766,023)
Poland
Polski Koncern Naftowy Orlen SA	(39,730)	(1,207,584)	30.6

Thailand
Airports of Thailand PCL	(470,500)	(981,712)	24.9

United Arab Emirates
Emaar Malls PJSC	(91,728)	(53,197)	1.3

Total Reference Entity — Short		(4,645,050)

Net Value of Reference Entity — Deutsche Bank AG		$(3,944,720)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with HSBC Bank PLC as of December 31, 2017, expiration date 01/08/18:

	Shares	Value	% of Basket Value
Reference Entity — Long

China
Bank of China Ltd.	1,804,000	$883,484	(40.7)%
China National Building Material Co. Ltd.	804,000	716,563	(32.9)

		1,600,047
Russia
Gazprom PAO	165,425	727,191	(33.4)

South Korea
Korea Aerospace Industries Ltd.	20,013	886,905	(40.8)
Samsung Engineering Co. Ltd.	51,205	592,559	(27.2)
Shinhan Financial Group Co. Ltd..	1,208	55,758	(2.6)

		1,535,222

Total Reference Entity — Long		3,862,460

Reference Entity — Short

China
Guangzhou Automobile Group	(392,000)	(925,915)	42.6

Hungary
OTP Bank PLC	(15,875)	(655,654)	30.1

Philippines
Ayala Land Inc.	(580,300)	(517,682)	23.8
BDO Unibank, Inc.	(162,900)	(534,511)	24.6

		(1,052,193)
South Korea
NCsoft Corp.	(1,389)	(580,615)	26.7

Turkey
Turkiye Vakiflar Bankasi TAO	(665,800)	(1,187,556)	54.6

United Arab Emirates
Emaar Malls PJSC	(695,518)	(403,364)	18.5

38	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Emerging Markets Equity Strategies Fund

Shares		Value	% of Basket Value
United Kingdom
Prudential PLC	(48,124)	$(1,232,471)	56.7%

Total Reference Entity — Short		(6,037,768)

Net Value of Reference Entity — HSBC Bank PLC		$(2,175,308)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Derivatives	$—	$—	$278,574	$(418,691)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$—	$—	$278,574	$—	$—	$—	$278,574

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$8,244	$—	$—	$—	$8,244
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	418,691	—	—	—	418,691

	$—	$—	$426,935	$—	$—	$—	$426,935

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the period ended December 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(6,428)	$—	$—	$—	$(6,428)
Forward foreign currency exchange contracts	—	—	—	12,006	—	—	12,006
Options purchased(a)	—	—	(37,461)	—	—	—	(37,461)
Swaps	—	—	(436,656)	—	—	—	(436,656)

	$—	$—	$(480,545)	$12,006	$—	$—	$(468,539)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(8,244)	$—	$—	$—	$(8,244)
Forward foreign currency exchange contracts	—	—	—	6,142	—	—	6,142
Swaps	—	—	(134,769)	—	—	—	(134,769)

	$—	$—	$(143,013)	$6,142	$—	$—	$(136,871)

(a)	Options purchased are included in net realized gain (loss) from investments.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) December 31, 2017	BlackRock Emerging Markets Equity Strategies Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$552,758
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$85,043
Average amounts sold — in USD	$81,250
Options:
Average value of option contracts purchased	$24,390	(a)
Total return swaps:
Average notional value	$626,919

(a)	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Futures contracts	$—	$8,244
Swaps — OTC(a)	278,574	418,691

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$278,574	$426,935
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(8,244)

Total derivative assets and liabilities subject to an MNA	$278,574	$418,691

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Credit Suisse International	$278,574	$—	$—	$—	$278,574

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Deutsche Bank AG	$159,830	$—	$—	$—	$159,830
HSBC Bank PLC	258,861	—	—	—	258,861

	$418,691	$—	$—	$—	$418,691

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

40	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Emerging Markets Equity Strategies Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Austria	$—	$981,030	$—	$981,030
Brazil	2,168,418	—	—	2,168,418
China	1,780,638	4,025,980	—	5,806,618
Colombia	1,030,113	—	—	1,030,113
Greece	495,572	770,707	—	1,266,279
Hong Kong	631,894	2,205,971	—	2,837,865
India	1,770,018	1,084,441	—	2,854,459
Indonesia	1,061,254	1,545,095	—	2,606,349
Mexico	1,355,315	—	—	1,355,315
Qatar	1,340,109	—	—	1,340,109
Russia	982,755	1,682,822	—	2,665,577
South Africa	819,665	4,166,678	—	4,986,343
South Korea	1,168,153	3,574,257	—	4,742,410
Taiwan	—	1,887,809	—	1,887,809
Thailand	1,144,368	1,123,694	—	2,268,062
Turkey	742,567	657,036	—	1,399,603
United Arab Emirates	1,207,643	577,795	—	1,785,438
Short-Term Securities	3,283,441	—	—	3,283,441

	$20,981,923	$24,283,315	$—	$45,265,238

Derivative Financial Instruments(a)
Assets:
Equity contracts	$—	$278,574	$—	$278,574
Liabilities:
Equity contracts	(8,244)	(418,691)	—	(426,935)

	$(8,244)	$(140,117)	$—	$(148,361)

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

Transfers between Level 1 and Level 2 were as follows:

	Transfers Into Level 1	Transfers Out of Level 1	Transfers Into Level 2	Transfers Out of Level 2
Assets:
Investments:
Common Stocks	$458,573	$(210,817)	$210,817	$(458,573)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments December 31, 2017	iShares Short-Term TIPS Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
U.S. Treasury Obligations — 96.7%
U.S. Treasury Inflation Protected Security:
1.63%, 01/15/18	$32	$31,669
0.13%, 04/15/18	532	530,984
2.13%, 01/15/19	131	133,667
0.13%, 04/15/19	588	586,811
1.88%, 07/15/19	101	104,697
1.38%, 01/15/20	194	198,989
0.13%, 04/15/20	519	518,317
1.25%, 07/15/20	252	260,435
1.13%, 01/15/21	292	300,297
0.13%, 04/15/21	525	523,097
0.63%, 07/15/21	380	387,065
0.13%, 01/15/22	360	358,843
0.13%, 04/15/22	350	347,456
0.13%, 07/15/22	300	299,931

Total Long-Term Investments — 96.7% (Cost — $4,628,831)		4,582,258

Security	Shares	Value
Short-Term Securities — 2.2%
BlackRock Cash Funds: Treasury, SL Agency Shares,
1.21%(a)(b)	104,747	$104,747

Total Short-Term Securities — 2.2% (Cost — $104,747)		104,747

Total Investments — 98.9% (Cost — $4,733,578)		4,687,005
Other Assets Less Liabilities — 1.1%		54,418

Net Assets — 100.0%		$4,741,423

(a)	Annualized 7-day yield as of period end.

(b)	During the year ended December 31, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/16	Net Activity	Shares Held at 12/31/17	Value at 12/31/17	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	—	104,747	104,747	$104,747	$361	$—	$—
BlackRock Liquidity Funds, T-Fund, Institutional Class	13,890	(13,890)	—	—	227	—	—

				$104,747	$588	$—	$—

(a)	Includes net capital gain distributions, if applicable.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
U.S. Treasury Obligations	$—	$4,582,258	$—	$4,582,258
Short-Term Securities	104,747	—	—	104,747

	$104,747	$4,582,258	$—	$4,687,005

During the year ended December 31, 2017, there were no transfers between levels.

See notes to financial statements.

42	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

December 31, 2017

	BlackRock Alternative Capital Strategies Fund	BlackRock Emerging Markets Equity Strategies Fund	iShares Short-Term TIPS Bond Index Fund

ASSETS
Investments at value — unaffiliated(a)	$31,579,683	$41,981,797	$4,582,258
Investments at value — affiliated(b)	1,004,163	3,283,441	104,747
Foreign currency at value(c)	89,649	65,793	—
Cash pledged:
Centrally cleared swaps	79,000	—	—
Futures contracts	41,683	—	—
Receivables:
Interest — unaffiliated	160,905	—	8,758
Investments sold	737	891,792	52,550
Capital shares sold	187,367	—	886
From the manager	23,348	43,637	66,557
Variation margin on futures contracts	2,130	—	—
Dividends — unaffiliated	6,742	80,934	—
Dividends — affiliated	599	579	79
TBA sale commitments	478,268	—	—
Swaps	—	325,240	—
Unrealized appreciation on OTC derivatives	1,443,517	278,574	—
Prepaid expenses	10,200	5,135	31,967

Total assets	35,107,991	46,956,922	4,847,802

LIABILITIES
Bank overdraft	39,799	—	—
Cash received as collateral for OTC derivatives	510,000	—	—
TBA sale commitments at value(d)	478,955	—	—
Payables:
Investments purchased	4,820,491	2,164,598	60,468
Capital shares redeemed	221,856	—	91
Officer’s and Trustees’ fees	1,746	1,770	1,612
Variation margin on centrally cleared swaps	6,767	—	—
Variation margin on futures contracts	794	8,244	—
Administration fees	—	585	—
Service and distribution fees	357	91	54
Swaps	6	319,697	—
Other accrued expenses	162,325	128,728	44,154
Unrealized depreciation on:
OTC derivatives	1,157	418,691	—
Forward foreign currency exchange contracts	41	—	—

Total liabilities	6,244,294	3,042,404	106,379

NET ASSETS	$28,863,697	$43,914,518	$4,741,423

NET ASSETS CONSIST OF:
Paid-in capital	$28,349,680	$40,813,514	$4,801,692
Undistributed (distributions in excess of) net investment income	2,680	131,093	(131)
Accumulated net realized gain (loss)	(1,463,834)	388,564	(13,565)
Net unrealized appreciation (depreciation)	1,975,171	2,581,347	(46,573)

NET ASSETS	$28,863,697	$43,914,518	$4,741,423

(a) Investments at cost — unaffiliated	$31,047,459	$39,251,968	$4,628,831
(b) Investments at cost — affiliated	$1,004,163	$3,283,441	$104,747
(c) Foreign currency at cost	$89,274	$66,227	$—
(d) Proceeds from TBA sale commitments	$478,268	$—	$—

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Assets and Liabilities  (continued)

December 31, 2017

	BlackRock Alternative Capital Strategies Fund	BlackRock Emerging Markets Equity Strategies Fund	iShares Short-Term TIPS Bond Index Fund

NET ASSET VALUE

Institutional:
Net assets	$27,328,353	$36,318,212	$3,347,804

Shares outstanding(e)	2,692,085	2,844,639	336,323

Net asset value	$10.15	$12.77	$9.95

Investor A:
Net assets	$1,468,793	$86,704	$255,697

Shares outstanding(e)	144,713	6,795	25,710

Net asset value	$10.15	$12.76	$9.95

Investor C:
Net assets	$66,551	$83,667	$—

Shares outstanding(e)	6,550	6,563	—

Net asset value	$10.16	$12.75	$—

Class K:
Net assets	$—	$7,425,935	$1,137,922

Shares outstanding(e)	—	581,623	114,363

Net asset value	$—	$12.77	$9.95

(e)	Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

44	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended December 31, 2017

	BlackRock Alternative Capital Strategies Fund	BlackRock Emerging Markets Equity Strategies Fund	iShares Short-Term TIPS Bond Index Fund

INVESTMENT INCOME
Interest — unaffiliated	$782,714	$—	$115,501 (a)
Dividends — unaffiliated	83,994	786,398	—
Dividends — affiliated	3,989	16,463	588
Foreign taxes withheld	(159)	(78,622)	—

Total investment income	870,538	724,239	116,089

EXPENSES
Investment advisory	222,100	273,802	546
Service and distribution — class specific	5,576	980	349
Trustees and Officer	8,044	8,052	7,610
Professional	129,857	142,038	94,431
Administration	11,799	11,637	—
Administration — class specific	5,553	5,477	—
Transfer agent — class specific	5,703	509	1,953
Accounting services	75,003	51,546	—
Custodian	15,072	62,989	661
Registration	44,921	56,299	47,066
Printing	40,916	32,259	32,674
Offering costs	—	21,439	18,620
Miscellaneous	45,209	11,429	10,505

Total expenses	609,753	678,456	214,415

Less:
Fees waived and/or reimbursed by the Manager	(317,352)	(323,637)	(208,783)
Administration fees waived	(11,768)	(5,613)	—
Administration fees waived — class specific	(5,553)	(1,459)	—
Transfer agent fees waived — class specific	(5,700)	(194)	(1,317)

Total expenses after fees waived and/or paid indirectly	269,380	347,553	4,315

Net investment income	601,158	376,686	111,774

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	98,478	3,233,261	(13,522)
Futures contracts	92,105	(6,428)	—
Forward foreign currency exchange contracts	(3,930)	12,006	—
Foreign currency transactions	2,496	15,447	—
Options written	3,200	—	—
Swaps	392,030	(436,656)	—

	584,379	2,817,630	(13,522)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	441,455	2,691,141	(51,869)
Futures contracts	23,593	(8,244)	—
Forward foreign currency exchange contracts	826	6,142	—
Foreign currency translations	1,048	(215)	—
Swaps	995,208	(134,769)	—

	1,462,130	2,554,055	(51,869)

Net realized and unrealized gain (loss)	2,046,509	5,371,685	(65,391)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,647,667	$5,748,371	$46,383

(a)	Includes net inflationary and deflationary adjustments. See Note 4 of the Notes to Financial Statements.

See notes to financial statements.

FINANCIAL STATEMENTS	45

Statements of Changes in Net Assets

	BlackRock Alternative Capital Strategies Fund		BlackRock Emerging Markets Equity Strategies Fund
	Year Ended December 31,		Year Ended 12/31/17	Period from 02/29/16 (a) to 12/31/16
	2017	2016

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS
Net investment income	$601,158	$449,230	$376,686	$123,344
Net realized gain (loss)	584,379	39,728	2,817,630	1,005,582
Net change in unrealized appreciation (depreciation)	1,462,130	983,699	2,554,055	27,292

Net increase in net assets resulting from operations	2,647,667	1,472,657	5,748,371	1,156,218

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
From net investment income:
Institutional	(574,306)	(429,469)	—	(14,131)
Investor A	(31,783)	(27,201)	—	(2,177)
Investor C	(914)	(1,336)	—	(1,802)
Class K	—	—	—	(224,741)
From net realized gain:
Institutional	(512,698)	(843,780)	(2,244,938)	(46,903)
Investor A	(27,633)	(78,549)	(5,931)	(7,667)
Investor C	(1,263)	(7,130)	(5,167)	(7,654)
Class K	—	—	(533,707)	(742,455)

Decrease in net assets resulting from distributions to shareholders	(1,148,597)	(1,387,465)	(2,789,743)	(1,047,530)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(855,028)	3,908,724	34,502,944	6,344,258

NET ASSETS
Total increase in net assets	644,042	3,993,916	37,461,572	6,452,946
Beginning of year	28,219,655	24,225,739	6,452,946	—

End of year	$28,863,697	$28,219,655	$43,914,518	$6,452,946

Undistributed (distributions in excess of) net investment income, end of year	$2,680	$(73,337)	$131,093	$10,081

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

46	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares Short-Term TIPS Bond Index Fund
	Year Ended 12/31/17	Period from 02/16/16 (a) to 12/31/16

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS
Net investment income	$111,774	$19,743
Net realized gain (loss)	(13,522)	1,219
Net change in unrealized appreciation (depreciation)	(51,869)	5,296

Net increase in net assets resulting from operations	46,383	26,258

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income:
Institutional	(47,252)	(872)
Investor A	(2,451)	(1,804)
Class K	(62,737)	(17,412)
From net realized gain:
Institutional	—	(389)
Investor A	—	(51)
Class K	—	(741)
From return of capital:
Institutional	(991)	—
Investor A	(55)	—
Class K	(1,123)	—

Decrease in net assets resulting from distributions to shareholders	(114,609)	(21,269)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	3,367,005	1,437,655

NET ASSETS
Total increase in net assets	3,298,779	1,442,644
Beginning of year	1,442,644	—

End of year	$4,741,423	$1,442,644

Undistributed (distributions in excess of) net investment income, end of year	$(131)	$76

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	47

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Alternative Capital Strategies Fund
	Institutional
	Year Ended December 31,				Period 05/19/15 (a) to 12/31/15
	2017		2016
Net asset value, beginning of period	$9.61		$9.53		$10.00

Net investment income(b)	0.22		0.16		0.11
Net realized and unrealized gain (loss)	0.73		0.40		(0.46)

Net increase (decrease) from investment operations	0.95		0.56		(0.35)

Distributions:(c)
From net investment income	(0.22)		(0.16)		(0.12)
From net realized gain	(0.19)		(0.32)		—

Total distributions	(0.41)		(0.48)		(0.12)

Net asset value, end of period	$10.15		$9.61		$9.53

Total Return(d)
Based on net asset value	10.00%		5.91%		(3.53	)%(e)

Ratios to Average Net Assets
Total expenses	2.16	%(f)	2.24	%(f)	2.05	%(f)(g)(h)

Total expenses after fees waived and/or reimbursed	0.95	%(f)	1.19	%(f)	1.20	%(f)(g)

Total expenses after fees waived and/or reimbursed and excluding excise tax	0.95	%(f)	1.18	%(f)	1.20	%(f)(g)

Net investment income	2.19	%(f)	1.64	%(f)	1.79	%(f)(g)

Supplemental Data
Net assets, end of period (000)	$27,328		$25,588		$23,844

Portfolio turnover rate(i)(j)	424%		722%		440%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,		Period 05/19/15 (a) to 12/31/15
	2017	2016
Investments in underlying funds	0.00%	0.02%	0.03%

(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 2.44%.
(i)	Excludes investments underlying the total return swaps.
(j)	Includes mortgage dollar rolls (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,		Period 05/19/15 (a) to 12/31/15
	2017	2016
Portfolio turnover rate (excluding MDRs)(i)	251%	488%	437%

See notes to financial statements.

48	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Alternative Capital Strategies Fund (continued)
	Investor A
	Year Ended December 31,				Period 05/19/15 (a) to 12/31/15
	2017		2016
Net asset value, beginning of period	$9.60		$9.53		$10.00

Net investment income(b)	0.19		0.14		0.11
Net realized and unrealized gain (loss)	0.74		0.39		(0.48)

Net increase (decrease) from investment operations	0.93		0.53		(0.37)

Distributions:(c)
From net investment income	(0.19)		(0.14)		(0.10)
From net realized gain	(0.19)		(0.32)		—

Total distributions	(0.38)		(0.46)		(0.10)

Net asset value, end of period	$10.15		$9.60		$9.53

Total Return(d)
Based on net asset value	9.83%		5.61%		(3.66	)%(e)

Ratios to Average Net Assets
Total expenses	2.63	%(f)	2.75	%(f)	2.42	%(f)(g)(h)

Total expenses after fees waived and/or reimbursed	1.20	%(f)	1.42	%(f)	1.45	%(f)(g)

Total expenses after fees waived and/or reimbursed and excluding excise tax	1.20	%(f)	1.42	%(f)	1.45	%(f)(g)

Net investment income	1.94	%(f)	1.46	%(f)	1.76	%(f)(g)

Supplemental Data
Net assets, end of period (000)	$1,469		$2,439		$311

Portfolio turnover rate(i)(j)	424%		722%		440%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,		Period 05/19/15 (a) to 12/31/15
	2017	2016
Investments in underlying funds	0.00%	0.02%	0.03%

(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 2.81%.
(i)	Excludes investments underlying the total return swaps.
(j)	Includes mortgage dollar rolls (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,		Period 05/19/15 (a) to 12/31/15
	2017	2016
Portfolio turnover rate (excluding MDRs)(i)	251%	488%	437%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Alternative Capital Strategies Fund (continued)
	Investor C
	Year Ended December 31,				Period 05/19/15 (a) to 12/31/15
	2017		2016
Net asset value, beginning of period	$9.58		$9.51		$10.00

Net investment income(b)	0.12		0.06		0.05
Net realized and unrealized gain (loss)	0.73		0.40		(0.47)

Net increase (decrease) from investment operations	0.85		0.46		(0.42)

Distributions:(c)
From net investment income	(0.08)		(0.07)		(0.07)
From net realized gain	(0.19)		(0.32)		—

Total distributions	(0.27)		(0.39)		(0.07)

Net asset value, end of period	$10.16		$9.58		$9.51

Total Return(d)
Based on net asset value	8.97%		4.82%		(4.19	)%(e)

Ratios to Average Net Assets
Total expenses	3.30	%(f)	3.43	%(f)	3.31	%(f)(g)(h)

Total expenses after fees waived and/or reimbursed	1.95	%(f)	2.19	%(f)	2.20	%(f)(g)

Total expenses after fees waived and/or reimbursed and excluding excise tax	1.95	%(f)	2.18	%(f)	2.20	%(f)(g)

Net investment income	1.18	%(f)	0.64	%(f)	0.89	%(f)(g)

Supplemental Data
Net assets, end of period (000)	$67		$193		$71

Portfolio turnover rate(i)(j)	424%		722%		440%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,		Period 05/19/15 (a) to 12/31/15
	2017	2016
Investments in underlying funds	0.00%	0.02%	0.03%

(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 3.70%.
(i)	Excludes investments underlying the total return swaps.
(j)	Includes mortgage dollar rolls (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,		Period 05/19/15 (a) to 12/31/15
	2017	2016
Portfolio turnover rate (excluding MDRs)(i)	251%	488%	437%

See notes to financial statements.

50	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Equity Strategies Fund
	Institutional
	Year Ended 12/31/17		Period 02/29/16 (a) to 12/31/16
Net asset value, beginning of period	$10.24		$10.00

Net investment income(b)	0.18		0.23
Net realized and unrealized gain (loss)	3.27		2.00

Net increase (decrease) from investment operations	3.45		2.23

Distributions:(c)
From net investment income	—		(0.46)
From net realized gain	(0.92)		(1.53)

Total distributions	(0.92)		(1.99)

Net asset value, end of period	$12.77		$10.24

Total Return(d)
Based on net asset value	33.72%		22.20	%(e)

Ratios to Average Net Assets
Total expenses	2.26	%(f)	6.31	%(f)(g)(h)

Total expenses after fees waived and/or reimbursed	1.27	%(f)	1.28	%(f)(g)

Net investment income	1.37	%(f)	2.37	%(f)(g)

Supplemental Data
Net assets, end of period (000)	$36,318		$375

Portfolio turnover rate(i)	165%		161%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended 12/31/17	Period 02/19/16 (a) to 12/31/16
Total expenses	0.01%	0.01%

(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 6.93%.
(i)	Excludes investments underlying the total return swaps.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	51

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Equity Strategies Fund (continued)
	Investor A
	Year Ended 12/31/17		Period 02/29/16 (a) to 12/31/16
Net asset value, beginning of period	$10.24		$10.00

Net investment income(b)	0.13		0.21
Net realized and unrealized gain (loss)	3.27		2.00

Net increase (decrease) from investment operations	3.40		2.21

Distributions:(c)
From net investment income	—		(0.44)
From net realized gain	(0.88)		(1.53)

Total distributions	(0.88)		(1.97)

Net asset value, end of period	$12.76		$10.24

Total Return(d)
Based on net asset value	33.30%		21.94	%(e)

Ratios to Average Net Assets
Total expenses	3.45	%(f)	6.82	%(f)(g)(h)

Total expenses after fees waived and/or reimbursed	1.55	%(f)	1.54	%(f)(g)

Net investment income	1.09	%(f)	2.14	%(f)(g)

Supplemental Data
Net assets, end of period (000)	$87		$61

Portfolio turnover rate(i)	165%		161%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended 12/31/17	Period 02/19/16 (a) to 12/31/16
Total expenses	0.01%	0.01%

(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 7.48%.
(i)	Excludes investments underlying the total return swaps.

See notes to financial statements.

52	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Equity Strategies Fund (continued)
	Investor C
	Year Ended 12/31/17		Period 02/29/16 (a) to 12/31/16
Net asset value, beginning of period	$10.24		$10.00

Net investment income(b)	0.04		0.13
Net realized and unrealized gain (loss)	3.26		2.00

Net increase (decrease) from investment operations	3.30		2.13

Distributions:(c)
From net investment income	—		(0.36)
From net realized gain	(0.79)		(1.53)

Total distributions	(0.79)		(1.89)

Net asset value, end of period	$12.75		$10.24

Total Return(d)
Based on net asset value	32.29%		21.20	%(e)

Ratios to Average Net Assets
Total expenses	4.12	%(f)	7.53	%(f)(g)(h)

Total expenses after fees waived and/or reimbursed	2.30	%(f)	2.30	%(f)(g)

Net investment income	0.35	%(f)	1.38	%(f)(g)

Supplemental Data
Net assets, end of period (000)	$84		$61

Portfolio turnover rate(i)	165%		161%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended 12/31/17	Period 02/19/16 (a) to 12/31/16
Total expenses	0.01%	0.01%

(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 8.20%.
(i)	Excludes investments underlying the total return swaps.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	53

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Equity Strategies Fund (continued)
	Class K
	Year Ended 12/31/17		Period 02/29/16 (a) to 12/31/16
Net asset value, beginning of period	$10.24		$10.00

Net investment income(b)	0.17		0.24
Net realized and unrealized gain (loss)	3.28		1.99

Net increase (decrease) from investment operations	3.45		2.23

Distributions:(c)
From net investment income	—		(0.46)
From net realized gain	(0.92)		(1.53)

Total distributions	(0.92)		(1.99)

Net asset value, end of period	$12.77		$10.24

Total Return(d)
Based on net asset value	33.73%		22.23	%(e)

Ratios to Average Net Assets
Total expenses	3.06	%(f)	6.48	%(f)(g)(h)

Total expenses after fees waived and/or reimbursed	1.25	%(f)	1.25	%(f)(g)

Net investment income	1.39	%(f)	2.43	%(f)(g)

Supplemental Data
Net assets, end of period (000)	$7,426		$5,956

Portfolio turnover rate(i)	165%		161%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended 12/31/17	Period 02/19/16 (a) to 12/31/16
Total expenses	0.01%	0.01%

(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 7.14%.
(i)	Excludes investments underlying the total return swaps.

See notes to financial statements.

54	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Short-Term TIPS Bond Index Fund
	Institutional
	Year Ended 12/31/17		Period 02/16/16 (a) to 12/31/16
Net asset value, beginning of period	$10.05		$10.00

Net investment income(b)	0.16		0.17
Net realized and unrealized gain (loss)	(0.08)		0.08

Net increase (decrease) from investment operations	0.08		0.25

Distributions:(c)
From net investment income	(0.18)		(0.19)
From net realized gain	—		(0.01)
From return of capital	(0.00	)(h)	—

Total distributions	(0.18)		(0.20)

Net asset value, end of period	$9.95		$10.05

Total Return(d)
Based on net asset value	0.88%		2.49	%(e)

Ratios to Average Net Assets
Total expenses	5.07%		18.22	%(f)(g)

Total expenses after fees waived and/or reimbursed	0.08%		0.09	%(f)(g)

Net investment income	1.64%		1.91	%(f)(g)

Supplemental Data
Net assets, end of period (000)	$3,348		$476

Portfolio turnover rate	200%		10%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 19.98%.
(h)	Amount is greater than $(0.005) per share.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	55

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Short-Term TIPS Bond Index Fund (continued)
	Investor A
	Year Ended 12/31/17		Period 02/16/16 (a) to 12/31/16
Net asset value, beginning of period	$10.04		$10.00

Net investment income(b)	0.14		0.16
Net realized and unrealized gain (loss)	(0.07)		0.06

Net increase (decrease) from investment operations	0.07		0.22

Distributions:(c)
From net investment income	(0.16)		(0.17)
From net realized gain	—		(0.01)
From return of capital	(0.00	)(h)	—

Total distributions	(0.16)		(0.18)

Net asset value, end of period	$9.95		$10.04

Total Return(d)
Based on net asset value	0.76%		2.18	%(e)

Ratios to Average Net Assets
Total expenses	6.24%		20.84	%(f)(g)

Total expenses after fees waived and/or reimbursed	0.36%		0.36	%(f)(g)

Net investment income	1.35%		1.81	%(f)(g)

Supplemental Data
Net assets, end of period (000)	$256		$62

Portfolio turnover rate	200%		10%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 22.90%.
(h)	Amount is greater than $(0.005) per share.

See notes to financial statements.

56	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Short-Term TIPS Bond Index Fund (continued)
	Class K
	Year Ended 12/31/17		Period 02/16/16 (a) to 12/31/16
Net asset value, beginning of period	$10.05		$10.00

Net investment income(b)	0.25		0.19
Net realized and unrealized gain (loss)	(0.16)		0.06

Net increase (decrease) from investment operations	0.09		0.25

Distributions:(c)
From net investment income	(0.19)		(0.19)
From net realized gain	—		(0.01)
From return of capital	(0.00	)(h)	—

Total distributions	(0.19)		(0.20)

Net asset value, end of period	$9.95		$10.05

Total Return(d)
Based on net asset value	0.89%		2.52	%(e)

Ratios to Average Net Assets
Total expenses	2.82%		20.61	%(f)(g)

Total expenses after fees waived and/or reimbursed	0.06%		0.06	%(f)(g)

Net investment income	2.45%		2.17	%(f)(g)

Supplemental Data
Net assets, end of period (000)	$1,138		$904

Portfolio turnover rate	200%		10%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 22.68%.
(h)	Amount is greater than $(0.005) per share.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	57

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred to As	Diversification Classification
BlackRock Alternative Capital Strategies Fund	Alternative Capital Strategies	Diversified
BlackRock Emerging Markets Equity Strategies Fund	Emerging Markets Equity Strategies	Diversified
iShares Short-Term TIPS Bond Index Fund (formerly known as BlackRock Short-Term Inflation-Protected Securities Index Fund)	Short-Term TIPS Bond Index	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge		CDSC		Conversion Privilege
Institutional and Class K(a) Shares	No		No		None
Investor A Shares	Yes	(c)	No	(c)(d)	None
Investor C Shares(b)	No		Yes		None

(a)	Available only in BlackRock Emerging Markets Equity Strategies Fund and iShares Short-Term TIPS Bond Index Fund.
(b)	Available only in BlackRock Alternative Capital Strategies Fund and BlackRock Emerging Markets Equity Strategies Fund.
(c)	Not applicable for Short-Term TIPS Bond Index.
(d)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

On February 24, 2017, the Board approved a proposal to change the name of BlackRock Short-Term Inflation-Protected Securities Index Fund to iShares Short-Term TIPS Bond Index Fund, which was effective on June 19, 2017.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, to-be-announced (“TBA”) sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

58	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. For Alternative Capital Strategies, distributions from net investment income are declared quarterly and paid quarterly. Emerging Markets Equity Strategies will distribute net investment income, if any, at least annually. For Short-Term TIPS Bond Index, distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of the Funds were expensed by the Funds and reimbursed by the Manager. Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•	Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•	Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements  (continued)

•	Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	TBA commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

60	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Warrants: Warrants entitle a Fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements  (continued)

In order to better define contractual rights and to secure rights that will help a Fund mitigate their counterparty risk, TBA commitments may be entered into by a Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a Fund is not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a Fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

62	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•	Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Total return swaps — Total return swaps are entered into to obtain exposure to a portfolio of long and short securities without owning such securities.

Under the terms of a contract, the swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that each Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Funds and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances,

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements  (continued)

offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of Alternative Capital Strategies and Emerging Markets Equity Strategies, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, and the Trust, on behalf of Short-Term TIPS Bond Index entered into a separate Investment Advisory Agreement with the Manager, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, Alternative Capital Strategies and Emerging Markets Equity Strategies each pay the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets as follows:

Average Daily Net Assets	Alternative Capital Strategies	Emerging Markets Equity Strategies
First $1 Billion	0.80%	1.00%
$1 Billion — $3 Billion	0.75	0.94
$3 Billion — $5 Billion	0.72	0.90
$5 Billion — $10 Billion	0.70	0.87
Greater than $10 Billion	0.68	0.85

Short-Term TIPS Bond Index pays the Manager a monthly fee at an annual rate of 0.01% of the Fund’s average daily net assets.

With respect to Alternative Capital Strategies and Emerging Markets Equity Strategies, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. With respect to Emerging Markets Equity Strategies, the Manager entered into a sub-advisory agreement with BlackRock Asset Management North Asia Limited (“BAMNAL”), an affiliate of the Manager. With respect to Short-Term TIPS Bond Index, the Manager entered into a sub-advisory agreement with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BIL, BFA and BAMNAL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees	Distribution Fees
Investor A	0.25%	—%
Investor C(a)	0.25	0.75

(a)	Alternative Capital Strategies and Emerging Markets Equity Strategies only.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

64	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For the year ended December 31, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Service and Distribution Fees	Investor A	Investor C	Total
Alternative Capital Strategies	$4,325	$1,251	$5,576
Emerging Markets Equity Strategies	191	789	980
Short-Term TIPS Bond Index	349	N/A	349

Administration: The Trust, on behalf of Alternative Capital Strategies and Emerging Markets Equity Strategies, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, for Alternative Capital Strategies and Emerging Markets Equity Strategies, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended December 31, 2017, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Administration Fees	Institutional	Investor A	Investor C	Class K		Total
Alternative Capital Strategies	$5,182	$346	$25	$	N/A	$5,553
Emerging Markets Equity Strategies	4,020	15	17		1,425	5,477

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended December 31, 2017, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class K		Total
Alternative Capital Strategies	$274	$48	$15	$	N/A	$337
Emerging Markets Equity Strategies	32	27	15		35	109
Short-Term TIPS Bond Index	31	32	N/A		20	83

For the year ended December 31, 2017, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Investor A	Investor C	Class K		Total
Alternative Capital Strategies	$1,730	$3,765	$208	$	N/A	$5,703
Emerging Markets Equity Strategies	240	119	89		61	509
Short-Term TIPS Bond Index	1,358	361	N/A		234	1,953

Other Fees: For the year ended December 31, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

	Alternative Capital Strategies	Emerging Markets Equity Strategies
Investor A	$28	$1

For the year ended December 31, 2017, affiliates received CDSCs as follows:

Emerging Markets Equity Strategies
Investor C	$28

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements  (continued)

Expense Limitations, Waivers and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2017, the amounts waived were as follows:

Alternative Capital Strategies	$342
Emerging Markets Equity Strategies	1,403
Short-Term TIPS Bond Index	52

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2017, there were no fees waived by the Manager.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C	Class K
Alternative Capital Strategies	0.95%	1.20%	1.95%	N/A	%
Emerging Markets Equity Strategies	1.30	1.55	2.30	1.25
Short-Term TIPS Bond Index	0.11	0.36	N/A	0.06

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2018, unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund.

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager, and shown as administration fees waived, administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the year ended December 31, 2017, the amounts included in fees waived and/or reimbursed by the Manager are as follows:

Alternative Capital Strategies	$317,010
Emerging Markets Equity Strategies	322,234
Short-Term TIPS Bond Index	208,731

For the year ended December 31, 2017, class specific expense waivers are as follows:

Administration Fees Waived — Class Specific	Institutional	Investor A	Investor C	Class K		Total
Alternative Capital Strategies	$5,182	$346	$25	$	N/A	$5,553
Emerging Markets Equity Strategies	3	15	16		1,425	1,459

Transfer Agent Fees Waived and/or Reimbursed — Class Specific	Institutional	Investor A	Investor C	Class K		Total
Alternative Capital Strategies	$1,729	$3,764	$207	$	N/A	$5,700
Emerging Markets Equity Strategies	5	78	50		61	$194
Short-Term TIPS Bond Index	791	294	N/A		232	$1,317

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

66	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

On December 31, 2017, the Funds’ fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31, 2018			Expiring December 31, 2019
	Alternative Capital Strategies	Emerging Markets Equity Strategies	Short-Term TIPS Bond Index	Alternative Capital Strategies	Emerging Markets Equity Strategies	Short-Term TIPS Bond Index
Fund Level	$284,567	$293,219	$188,653	$328,778	$327,847	$208,731
Institutional	6,195	16	26	6,911	8	791
Investor A	2,797	40	27	4,110	93	294
Investor C	331	16	N/A	232	66	N/A
Class K	N/A	1,379	55	N/A	1,486	232

	$293,890	$294,670	$188,761	$340,031	$329,500	$210,048

The following fund level and class specific waivers and/or reimbursements previously recorded by Alternative Capital Strategies, which were subject to recoupment by the Manager, expired on December 31, 2017:

Fund Level	$172,276
Institutional	3,216
Investor A	75
Class C	94

$175,661

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2017, the Funds did not participate in the Interfund Lending Program.

Officers and Trustees: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended December 31, 2017, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

Purchases
	Alternative Capital Strategies	Emerging Markets Equity Strategies	Short-Term TIPS Bond Index
Non-U.S. Government Securities	$133,323,394	$70,897,145	$—
U.S. Government Securities	—	—	12,453,603

	$133,323,394	$70,897,145	$12,453,603

Sales
	Alternative Capital Strategies	Emerging Markets Equity Strategies	Short-Term TIPS Bond Index
Non-U.S. Government Securities	$135,497,815	$41,024,926	$—
U.S. Government Securities	—	—	9,345,708

	$135,497,815	$41,024,926	$9,345,708

For the year ended December 31, 2017, purchases and sales related to mortgage dollar rolls for Alternative Capital Strategies were $54,510,616 and $54,645,639, respectively.

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no U.S. federal income tax provision is required.

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements  (continued)

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on Alternative Capital Strategies’ U.S. federal tax returns generally remains open for the two years ended December 31, 2017 and the period ended December 31, 2015. The statute of limitations on Emerging Markets Equity Strategies and Short-Term TIPS Bond Index’s U.S. federal tax returns generally remains open for the year ended December 31, 2017 and the period ended December 31, 2016. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions, the accounting for swap agreements, the sale of stock of passive foreign investment companies, net paydown losses, net operating losses, the reclassification of distributions and non-deductible expenses were reclassified to the following accounts:

	Alternative Capital Strategies	Emerging Markets Equity Strategies	Short-Term TIPS Bond Index
Paid-in capital	$—	$(11,101)	$(378)
Undistributed (distributions in excess of) net investment income	81,862	(255,674)	459
Accumulated net realized gain (loss)	(81,862)	266,775	(81)

The tax character of distributions paid was as follows:

	Alternative Capital Strategies	Emerging Markets Equity Strategies	Short-Term TIPS Bond Index
Ordinary income
12/31/17	$971,653	$2,450,072	$112,440
12/31/16	932,604	1,047,530	21,269
Long-term capital gains
12/31/17	176,944	339,671
12/31/16	454,861	—	—
Return of capital
12/31/17	—	—	2,169

Total
12/31/17	$1,148,597	$2,789,743	$114,609

12/31/16	$1,387,465	$1,047,530	$21,269

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	Alternative Capital Strategies	Emerging Markets Equity Strategies	Short-Term TIPS Bond Index
Undistributed ordinary income	$266,880	$610,697	$—
Capital loss carryforwards	—	—	(7,327)
Net unrealized gains (losses)(a)	391,258	2,497,512	(52,942)
Qualified late-year losses(b)	(144,121)	(7,205)	—

	$514,017	$3,101,004	$(60,269)

(a)	The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the realization for tax purposes of unrealized gains on constructive sales, amortization methods for premiums and discounts on fixed income securities and the accounting for swap agreements.
(b)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2017, the Funds had capital loss carryforwards available to offset future realized capital gains as follows:

Short-Term TIPS Bond Index
No expiration date	$(7,327)

As of December 31, 2017, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Alternative Capital Strategies	Emerging Markets Equity Strategies	Short-Term TIPS Bond Index
Tax cost	$32,297,997	$42,768,283	$4,739,858

Gross unrealized appreciation	$2,186,367	$4,258,913	$—
Gross unrealized depreciation	(1,310,335)	(1,761,958)	(52,853)

Net unrealized appreciation (depreciation)	$876,032	$2,496,955	$(52,853)

68	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2017, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; and (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

Alternative Capital Strategies may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent the Funds deposit collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements  (continued)

clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/17		Year Ended 12/31/16
Alternative Capital Strategies	Shares	Amount	Shares	Amount
Institutional
Shares sold	169,319	$1,732,254	159,903	$1,577,379
Shares issued in reinvestment of distributions	5,430	54,861	7,512	72,525
Shares redeemed	(145,840)	(1,435,482)	(6,677)	(65,914)

Net increase (decrease)	28,909	$351,633	160,738	$1,583,990

Investor A
Shares sold	31,745	$315,168	230,236	$2,291,638
Shares issued in reinvestment of distributions	5,822	58,643	10,886	104,825
Shares redeemed	(146,815)	(1,445,847)	(19,763)	(195,603)

Net increase (decrease)	(109,248)	$(1,072,036)	221,359	$2,200,860

Investor C
Shares sold	2,614	26,456	38,684	$379,908
Shares issued in reinvestment of distributions	162	$1,623	803	7,692
Shares redeemed	(16,313)	(162,704)	(26,829)	(263,726)

Net increase (decrease)	(13,537)	$(134,625)	12,658	$123,874

Total Net Increase (Decrease)	(93,876)	$(855,028)	394,755	$3,908,724

70	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Year Ended 12/31/17		Period from 02/29/16(a) to 12/31/16
Emerging Markets Equity Strategies	Shares	Amount	Shares	Amount
Institutional
Shares sold	3,121,682	$38,655,566	31,634	$356,604
Shares issued in reinvestment of distributions	176,235	2,239,448	4,958	51,074
Shares redeemed	(489,870)	(6,409,308)	—	—

Net increase	2,808,047	$34,485,706	36,592	$407,678

Investor A
Shares sold	1,156	$14,501	5,989	$59,928
Shares issued in reinvestment of distributions	51	647	—	—
Shares redeemed	(401)	(5,000)	—	—

Net increase	806	$10,148	5,989	$59,928

Investor C
Shares sold	717	$8,381	5,945	$59,457
Shares issued in reinvestment of distributions	37	466	—	—
Shares redeemed	(136)	(1,757)	—	—

Net increase	618	$7,090	5,945	$59,457

Class K
Shares sold	—	$—	581,623	$5,817,195
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

Net increase	—	—	581,623	$5,817,195

Total Net Increase	2,809,471	$34,502,944	630,149	$6,344,258

	Year Ended 12/31/17		Period from 02/16/16 (a) to 12/31/16
Short-Term TIPS Bond Index	Shares	Amount	Shares	Amount
Institutional
Shares sold	330,131	$3,329,790	47,385	$475,566
Shares issued in reinvestment of distributions	4,788	47,841	120	1,205
Shares redeemed	(46,001)	(460,837)	(100)	(1,006)

Net increase	288,918	$2,916,794	47,405	$475,765

Investor A
Shares sold	19,535	$195,661	6,571	$65,807
Shares issued in reinvestment of distributions	177	1,759	4	35
Shares redeemed	(183)	(1,837)	(394)	(3,952)

Net increase	19,529	$195,583	6,181	$61,890

Class K
Shares sold	1,036,739	$10,459,300	90,000	$900,000
Shares issued in reinvestment of distributions	4,069	40,947	—	—
Shares redeemed	(1,016,445)	(10,245,619)	—	—

Net increase	24,363	$254,628	90,000	$900,000

Total Net Increase	332,810	$3,367,005	143,586	$1,437,655

(a)	Commencement of operations.

As of December 31, 2017, shares the Funds owned by BlackRock HoldCo 2, Inc., an affiliate of the Funds, were as follows:

	Institutional	Investor A	Investor C	Class K
Alternative Capital Strategies	2,497,309	2,001	2,000	N/A
Emerging Markets Equity Strategies	5,995	5,982	5,945	581,623
Short-Term TIPS Bond Index	5,000	5,000	N/A	90,000

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	71

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Alternative Capital Strategies Fund, BlackRock Emerging Markets Equity Strategies Fund and iShares Short-Term TIPS Bond Index Fund and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the BlackRock Alternative Capital Strategies Fund, BlackRock Emerging Markets Equity Strategies Fund and iShares Short-Term TIPS Bond Index Fund (formerly, BlackRock Short-Term Inflation-Protected Securities Index Fund) of BlackRock FundsSM ( the “Funds”), as of December 31, 2017, the related statements of operations, changes in net assets, and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, and the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The statements of changes in net assets for the year ended December 31, 2016 and the financial highlights for each of the four years in the period ended December 31, 2016 of the Funds were audited by other auditors whose report dated February 24, 2017, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

72	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (unaudited)

During the fiscal year ended December 31, 2017, the following information is provided with respect to the ordinary income distributions paid by the Funds:

	Payable Date	Alternative Capital Strategies	Emerging Markets Equity Strategies		iShares Short-Term TIPS Bond Index Fund
Qualified Dividend Income for Individuals(a)	4/13/2017	4.39%	—%		—%
	7/21/2017	4.39	16.31	(b)	—
	10/13/2017	4.39	—		—
	12/22/2017	4.39	—		—
	12/29/2017	—	16.81	(b)	—
Dividends Qualifying for the Dividend Received Deduction for Corporations(a)	4/13/2017	4.34	—		—
	7/21/2017	4.34	—		—
	10/13/2017	4.34	—		—
	12/22/2017	4.34	—		—
Foreign Source Income(b)	7/21/2017	—	15.73		—
	12/29/2017	—	15.73		—
Foreign Taxes Paid Per Share(c)	7/21/2017	—	0.000512		—
	12/29/2017	—	0.021298		—
Interest-Related Dividends and Qualified Short-Term Gains for Non-U.S. Residents(d)	4/13/2017	95.35	—		—
	7/21/2017	95.35	100.00		—
	10/13/2017	95.35	—		—
	12/22/2017	95.35	—		—
	12/29/2017	—	100.00		—
	January - December 2017	—	—		100.00
Federal Obligation Interest(e).	January - December 2017	0.17	—		100.00

(a)	The Funds hereby designate the percentage indicated or the maximum amount allowable by law.
(b)	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.
(c)	The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.
(d)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
(e)	The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

Additionally, Alternative Capital Strategies and Emerging Markets Equity Strategies distributed long-term capital gains of $0.063000 and $0.111266 per share to shareholders of record on December 20, 2017 and December 27, 2017, respectively.

IMPORTANT TAX INFORMATION	73

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Rodney D. Johnson 1941	Chair of the Board and Trustee (Since 2007)	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	26 RICs consisting of 144 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute since 2014; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Ventures since 2016; Trustee, Financial Accounting Foundation since 2017.	26 RICs consisting of 144 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	26 RICs consisting of 144 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	26 RICs consisting of 144 Portfolios	None
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	26 RICs consisting of 144 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	26 RICs consisting of 144 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee (Since 2007)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	26 RICs consisting of 144 Portfolios	None
Mark Stalnecker 1951	Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate from 2001 to 2015; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director, SEI Private Trust Co. from 2001 to 2014.	26 RICs consisting of 144 Portfolios	None

74	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	26 RICs consisting of 144 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group since 2009; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	26 RICs consisting of 144 Portfolios	None
Frederick W. Winter 1945	Trustee (Since 2007)	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	26 RICs consisting of 144 Portfolios	None

Interested Trustees (d)
Barbara G. Novick 1960	Trustee (Since 2015)	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	100 RICs consisting of 218 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015) President and Chief Executive Officer Since (2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 316 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

(d) Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end and closed-end funds. Ms. Novick is a board member of the BlackRock Closed-End Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

TRUSTEE AND OFFICER INFORMATION	75

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer (Since 2015)	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Funds’ Trustees and Officers is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Adviser and Administrator	Distributor
BlackRock Advisors, LLC	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10022

Sub-Advisers	Transfer Agent
BlackRock International Limited(a)	BNY Mellon Investment Servicing (US) Inc.
Edinburgh, EH3 8BL	Wilmington, DE 19809
United Kingdom

BlackRock Asset Management	Independent Registered Public Accounting Firm
North Asia Limited(b)	Deloitte & Touche LLP
Hong Kong	Boston, MA 02116

BlackRock Fund Advisors(c)	Legal Counsel
San Francisco, CA 94105	Sidley Austin LLP
New York, NY 10019

Accounting Agent and Custodian	Address of the Funds
State Street Bank and Trust Company	100 Bellevue Parkway
Boston, MA 02111	Wilmington, DE 19809

(a)	For BlackRock Alternative Capital Strategies Fund and BlackRock Emerging Markets Equity Strategies Fund.
(b)	For BlackRock Emerging Markets Equity Strategies Fund.
(c)	For iShares Short-Term TIPS Bond Index Fund.

76	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Change in Independent Registered Public Accounting Firm

On February 24, 2017, the Funds dismissed PricewaterhouseCoopers LLP (“PwC”) as the Funds’ independent registered public accounting firm effective upon the issuance of their report on the Fund’s financial statements as of and for the year ended December 31, 2017. The Audit Committee of the Funds’ Board of Trustees participated in, and approved, the decision to change the independent registered public accounting firm. PwC’s reports on the Fund’s financial statements for the fiscal periods ended December 31, 2016 and December 31, 2015 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the Funds’ fiscal periods ended December 31, 2016 and December 31, 2015 and the subsequent interim period through February 24, 2017, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Funds’ financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Audit Committee of the Funds’ Board of Trustees approved the engagement of Deloitte & Touche LLP (“D&T”) as the Funds’ independent registered public accounting firm for the fiscal year ending December 31, 2017. The selection of D&T does not reflect any disagreements with or dissatisfaction by the Funds or the Board of Trustees with the performance of the Funds’ prior independent registered public accounting firm, PwC. During the Funds’ fiscal periods ended December 31, 2016 and December 31, 2015 and the subsequent interim period through February 24, 2017, neither the Funds, nor anyone on their behalf, consulted with D&T on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

The Registrant has requested PwC to furnish it with a letter addressed to the Securities and Exchange Commission stating whether PwC agrees with the statements contained above. A copy of the letter from PwC to the Securities and Exchange Commission is filed as an exhibit hereto.

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

ADDITIONAL INFORMATION	77

Additional Information  (continued)

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

78	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipts
GDR	Global Depositary Receipt
NVDR	Non-voting Depository Receipts
OTC	Over-the-Counter
PCL	Public Company Limited
PLN	Polish Zloty
USD	U.S. Dollar

GLOSSARY OF TERMS USED IN THIS REPORT	79

The report is intended for current holders. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

STRAT-12/17-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency as to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock Advisors, LLC’s (“Investment Adviser” or “BlackRock”) General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche (“D&T) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Alternative Capital Strategies Fund	$65,688	$60,000	$0	$0	$20,638	$20,000	$0	$0
BlackRock Emerging Markets Equity Strategies Fund	$58,548	$52,200	$0	$0	$21,238	$20,600	$0	$0
iShares Short-Term TIPS Index Fund	$20,849	$18,216	$0	$0	$15,440	$15,402	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,129,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Alternative Capital Strategies Fund	$20,638	$20,000
BlackRock Emerging Markets Strategies Fund	$21,238	$20,600
iShares Short-Term TIPS Index Fund	$15,440	$15,402

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,129,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds

Date: March 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds

Date: March 8, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds

Date: March 8, 2018